UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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600 North Dairy Ashford

Houston, Texas 77079

NOTICE OF 2003 ANNUAL STOCKHOLDERS MEETING MAY 6, 2003 and PROXY STATEMENT Tuesday May 6, 2003 10:30 a.m. local time Omni Houston Hotel Westside 13210 Katy Freeway Houston, Texas 77079	April 4, 2003

Dear ConocoPhillips Stockholder:

On behalf of your board of directors and management, you are cordially invited to attend the Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas on May 6, 2003 at 10:30 a.m.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please either complete and return the enclosed proxy card in the accompanying envelope or submit your proxy using the Internet or telephone procedures provided on the proxy card. Please note that submitting a proxy using any one of these methods will not prevent you from attending the meeting and voting in person.

You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. ConocoPhillips’ 2002 Annual Report to Stockholders is either enclosed with these materials or has previously been mailed to you.

In addition to the formal items of business to be brought before the meeting, there will be a report on ConocoPhillips’ operations during 2002, followed by a question and answer period. Your interest in ConocoPhillips is appreciated. We look forward to seeing you on May 6.

Sincerely,

J. J. Mulva President and Chief Executive Officer	Archie W. Dunham Chairman of the Board

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
About the Annual Meeting
The Merger
Board of Directors Information
Election of Directors and Director Biographies
Audit and Compliance Committee Report
Executive Compensation
Compensation Committee Report to Stockholders on Executive Compensation
Compensation Tables
Stock Performance Graph
Employment Agreements
Severance Arrangements
Stock Ownership
Holdings of Major Stockholders
Holdings of Officers and Directors
Section 16(a) Beneficial OwnershipReporting Compliance
Certain Relationships and Related Transactions
Proposal To Ratify the Appointment of Ernst & Young LLP
Solicitation by Board; Expenses of Solicitation
Submission of Future Stockholder Proposals
Availability of Form 10-K and Annual Report to Stockholders
Householding
Other Matters
APPENDIX A

CONOCOPHILLIPS

600 North Dairy Ashford
Houston, Texas 77079

PROXY STATEMENT

Notice of 2003 Annual Meeting of Stockholders	1
About the Annual Meeting	2
The Merger	4
Board of Directors Information	5
Election of Directors and Director Biographies	8
Audit and Compliance Committee Report	12
Executive Compensation	13
Compensation Committee Report to Stockholders on Executive Compensation	13
Compensation Tables	20
Stock Performance Graph	26
Employment Agreements	27
Severance Arrangements	29
Stock Ownership	31
Holdings of Major Stockholders	31
Holdings of Officers and Directors	32
Section 16(a) Beneficial Ownership Reporting Compliance	33
Certain Relationships and Related Transactions	33
Proposal to Ratify the Appointment of Ernst & Young LLP	34
Solicitation by Board; Expenses of Solicitation	35
Submission of Future Stockholder Proposals	35
Availability of Form 10-K and Annual Report to Stockholders	35
Householding	35
Other Matters	36
APPENDIX A — Audit and Compliance Committee Charter	A-1

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

Time	10:30 a.m. on Tuesday, May 6, 2003

Place	Omni Houston Hotel Westside

13210 Katy Freeway
Houston, Texas 77079

Items of Business	• To elect five directors,

• To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for 2003, and

• To transact other business properly coming before the meeting.

Who Can Vote	You can vote if you were a stockholder of record as of March 10, 2003.

Voting by Proxy	Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy:

• Over the Internet,

• By telephone, or

• By mail

For specific instructions, please refer to the section entitled “About the Annual Meeting” beginning on page 2 of this proxy statement and the voting instructions on the proxy card.

Date of Mailing	This notice and the proxy statement are first being mailed to stockholders on or about April 4, 2003.

By Order of the Board of Directors

E. Julia Lambeth
Corporate Secretary

About the Annual Meeting

Who is soliciting my vote?

      The board of directors of ConocoPhillips is soliciting your vote at the 2003 Annual Meeting of ConocoPhillips’ stockholders.

What am I voting on?

      You are voting on:

•	Election of directors (see page 8), and

•	Ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent auditors for 2003 (see page 34).

Who is entitled to vote?

      You may vote if you were the record owner of ConocoPhillips common stock as of the close of business on March 10, 2003. Each share of common stock is entitled to one vote. As of March 10, 2003, we had 705,105,249 shares of common stock outstanding and entitled to vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

      Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of March 10, 2003 must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

      If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

How many votes are needed to approve each of the proposals?

      The nominees for election as directors at the Annual Meeting who receive the highest number of “FOR” votes will be elected as directors. This is called plurality voting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares “FOR” all the nominees for director named in this proxy statement.

      All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

How do I vote?

      You can vote either in person at the meeting or by proxy without attending the meeting.

      To vote by proxy, you must either:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	vote by telephone (instructions are on the proxy card), or

•	vote by Internet (instructions are on the proxy card).

      If you hold your ConocoPhillips stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voting instruction form carefully.

      Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your ConocoPhillips stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

How do I vote if I hold my stock through ConocoPhillips’ employee benefit plans?

      If you hold your stock through ConocoPhillips’ employee benefit plans, you must either:

•	fill out the enclosed voting instruction form, date and sign it, and return it in the enclosed postage-paid envelope, or

•	vote by telephone (instructions are on the voting instruction form).

      You will receive a separate voting instruction form for each employee benefit plan in which you have an interest. Please pay close attention to the deadline for returning your voting instruction form to the plan trustee. The voting deadline for each plan is set forth on the voting instruction form. Please note that different plans may have different deadlines.

Can I change my vote?

      Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	signing another proxy card with a later date and returning it prior to the meeting,

•	sending our Corporate Secretary a written document revoking your earlier proxy,

•	voting again by telephone or over the Internet prior to 11:00 p.m. Eastern Daylight Time on May 5, 2003, or

•	voting again at the meeting.

Is my vote confidential?

      Yes. Our policy treats as confidential all proxies, ballots and voting tabulations, including telephone voting, that identify stockholders, except when:

•	the law requires disclosure,

•	the stockholder writes comments on the proxy card,

•	there is a proxy contest or other solicitation of proxies based on an opposition proxy statement, or

•	any matter for stockholder approval requires the vote of more than a majority of the shares present at any meeting.

      If you hold shares through one of ConocoPhillips’ domestic employee benefit plans, the provisions of the plans and related trust agreements require that your voting directions to each plan’s trustee will be confidential.

Who counts the votes?

      We have hired Mellon Investor Services LLC, our transfer agent, to count the votes represented by proxies cast by ballot, telephone and the Internet. Employees of Mellon Investor Services will act as Inspectors of Election.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

      If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

      If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of Ernst & Young LLP as our independent auditors for 2003 are considered routine matters.

      For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker may return the proxy card without voting on that proposal. This is a broker non-vote.

      If you hold your shares through one of ConocoPhillips’ employee benefit plans and do not vote your shares, your shares (along with all other shares in the plan for which votes are not cast) will be voted pro rata by the trustee in accordance with the votes directed by other participants in the plan who elect to act as a fiduciary entitled to direct the trustee of the applicable plan on how to vote the shares.

How are votes counted?

      In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.”

What if I return my proxy but don’t vote for some of the matters listed on my proxy card?

      If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the nominee directors listed on the card and “FOR” the ratification of Ernst & Young LLP as ConocoPhillips’ independent auditors for 2003.

Could other matters be decided at the Annual Meeting?

      Several stockholders have presented proposals which have been properly excluded from this proxy statement. We do not know whether any stockholder intends to bring an excluded proposal before the meeting. If a stockholder proposal that was excluded from this proxy statement is brought before the meeting, the proxies will be voted against the proposal by the persons named in your proxies. We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment.

Who can attend the meeting?

      The Annual Meeting is open to all holders of ConocoPhillips common stock. Each stockholder is permitted to bring one guest.

Do I need a ticket to attend the Annual Meeting?

      Yes, you will need an admission ticket or proof of ownership of ConocoPhillips stock to enter the meeting. If your shares are registered in your name, you will find an admission ticket attached to the proxy card sent to you. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND EITHER AN ADMISSION TICKET OR PROOF THAT YOU OWN CONOCOPHILLIPS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How can I access ConocoPhillips’ proxy materials and annual report electronically?

      This proxy statement and the 2002 annual report are available on our website at www.conocophillips.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

      If you own ConocoPhillips stock in your name, you can choose this option and save us the cost of producing and mailing these documents by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your ConocoPhillips stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

      If you choose to view future proxy statements and annual reports over the Internet, you will receive a proxy card next year containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, please contact Mellon Investor Services at 1-800-356-0066 (from the United States, Canada and Puerto Rico), at 1-201-329-8660 (from all other locations) or via the Internet at https://vault.melloninvestor.com/isd.

The Merger

      This is the first proxy statement and Annual Meeting of Stockholders since we completed the merger of Conoco Inc. and Phillips Petroleum Company on August 30, 2002. As a result of the merger, Conoco and Phillips became wholly owned subsidiaries of ConocoPhillips. Each share of Phillips common stock was converted into one share of ConocoPhillips common stock and each share of Conoco common stock was converted into 0.4677 shares of ConocoPhillips common stock. Information about stock and stock-based awards has been adjusted to reflect the merger exchange ratio where appropriate.

Board of Directors Information

What is the makeup of the Board of Directors and how often are the members elected?

      Our Board of Directors currently has 16 members. Our Board is classified into three classes serving staggered three-year terms. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for their class expires.

What if a nominee is unable or unwilling to serve?

      That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.

How are directors compensated?

      Directors who are ConocoPhillips employees receive no additional compensation for serving on the board of directors. Compensation for non-employee directors consists of equity and cash.

Equity Compensation

      Non-employee directors receive an annual grant of restricted stock units with an aggregate value of $90,000 on the date of grant. Restrictions on the units issued to non-employee directors will lapse three years after the date of grant or in the earlier event of retirement, disability, death or a change of control. Directors forfeit the units if their service terminates for any other reason before the restrictions lapse. Before the restrictions lapse, directors cannot sell or otherwise transfer the units, but the units are credited with dividend equivalents in the form of additional restricted stock units. One year prior to the date the restrictions on the units would otherwise lapse, directors can elect upon the lapsing of the restrictions to delay settlement of the restricted stock units until retirement from the Board, to receive a cash payment equal to the value of the units at the market value of ConocoPhillips stock, or to have the value of the units credited to the director’s deferred compensation account.

      Directors who were formerly directors of Conoco or Phillips also hold restricted stock and/or restricted stock units that were received as part of their compensation for service on those boards. The service requirements for shares or units that were granted after the announcement of the merger, November 18, 2001, will be satisfied by continued service on the ConocoPhillips Board of Directors.

      Former Conoco directors received grants of restricted stock units both upon initial election to the Conoco board and on an annual basis. All restricted stock units are currently vested. The restrictions on the restricted stock units granted upon initial election to the Conoco board lapse in June 2003 for directors elected in 2000, and in October 2006 for directors initially elected in 2001. The restrictions on restricted stock units granted annually to Conoco directors lapse three years after the date of grant.

      The restrictions on a percentage of the restricted stock and restricted stock units issued prior to January 1, 2003 to former directors of Phillips begin lapsing the year the director reaches age 66. All restrictions will lapse in the year the director reaches age 70. A director may choose to delay the lapsing of the restrictions until retirement from the Board. The director also may elect to have the value of the shares as to which the restrictions have lapsed credited to the director’s deferred compensation account or may receive unrestricted stock.

Cash Compensation

      All non-employee directors receive $90,000 annual cash compensation. Non-employee directors serving in specified committee positions also receive the following additional cash compensation:

Chair of the Audit and Compliance Committee	$15,000
Chair of the Compensation Committee	$10,000
Chair of the other committees	$5,000
All other Audit and Compliance Committee members	$5,000

      All cash fees are payable monthly. Directors may elect on an annual basis to receive all or part of their cash compensation in restricted or unrestricted stock, or to have the amount credited to the director’s deferred compensation account. All restrictions placed on stock granted in lieu of cash compensation during a calendar year lapse on the same date as the restrictions lapse on restricted stock units granted for the equity compensation for that year.

Deferral of Compensation

      Directors can elect to defer their cash compensation and the value of the restricted stock and restricted stock units for which restrictions have lapsed. Deferred amounts are deemed to be invested in various mutual funds selected by the director. Compensation deferred prior to January 1, 2003 by former directors of Conoco and of Phillips continues to be deferred and is deemed to be invested as selected by the director. The deferred amounts may be paid as a lump sum or as installment payments following retirement from the Board.

      The future payment of any compensation deferred by non-employee directors of ConocoPhillips after January 1, 2003 and former directors of Phillips prior to January 1, 2003 is funded in a grantor trust designed for this purpose. The future payment of any cash compensation deferred by former directors of Conoco prior to January 1, 2003 is not funded.

Charitable Gift Programs

      The charitable gift programs of both Conoco and Phillips continue. These programs allow eligible directors to designate charities and tax-exempt educational institutions to receive a donation from us of up to $1 million upon their death. Former Conoco directors were eligible for the program after one year of service, while former Phillips directors were eligible after five years of service. The donations will be payable over five years for the Conoco program and ten years for the Phillips program. These programs may be funded through the purchase of life insurance policies on the lives of the directors. We are the owner and beneficiary of all insurance policies purchased to fund the programs.

Directors’ Matching Gift Program

      All active and retired directors are eligible to participate in the Directors’ Annual Matching Gift Program, which provides a dollar-for-dollar match of a gift of cash or securities, up to a maximum of $15,000 per donor for active directors and $7,500 per donor for retired directors during any one calendar year, to charities and educational institutions, excluding religious, political, fraternal or athletic organizations, that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code.

Stock Ownership

      Directors are expected to own stock with a value equivalent to five times their annual equity compensation, or $450,000 at current compensation levels, and are expected to reach this level of target ownership within five years of joining the board. Actual shares of stock, restricted stock or restricted stock units, including deferred stock units, may be counted in satisfying the stock ownership guidelines.

How were former Conoco directors compensated before the merger?

      Directors who were Conoco’s employees received no additional compensation for serving on the board of directors. Upon election to the board, non-employee directors received a grant of restricted stock units with an aggregate value on the date of grant equal to $100,000. On an annual basis, non-employee directors received a cash fee of $50,000, and a grant of restricted stock units with an aggregate value on the grant date of $50,000.

      Directors received a fee of $1,000 for each board or committee meeting attended. In addition, a board member who served as chairman of a standing committee received a supplement of $5,000 annually.

      Shares underlying restricted stock units granted to directors upon initial election to the board were not permitted to be sold or voted for a period of five years. Dividend equivalents in the form of additional units were credited during this period. Restricted stock units granted upon initial election to the board became vested at a rate of 20% of the grant per year of completed board service following the award. Shares underlying restricted stock units that were granted annually to directors were not permitted to be sold or voted for a period of three years, but dividend equivalents in the form of additional units were credited during such period. Restricted stock units which were annually awarded vested immediately upon grant.

How were former Phillips directors compensated before the merger?

      Directors who were Phillips’ employees received no additional compensation for serving on the board of directors. Each non-employee director who chaired a committee received $126,500 per year, while the other non-employee directors received $125,000 per year. Half of this compensation was paid in Phillips stock, which was permitted to be either unrestricted or restricted stock. The other half was paid as cash, but was permitted to be deferred or taken as additional restricted or unrestricted stock.

      Dividends payable on restricted stock were reinvested in restricted stock. The restrictions on a percentage of the restricted shares began lapsing five years prior to retirement from the board. All restrictions lapsed in the year the director reached age 70. A director may have chosen to delay the lapsing of the restrictions until retirement from the board of directors. The director also was permitted to elect to credit the value of lapsed shares to the director’s deferred compensation account, or was permitted to take possession of the shares.

      Prior to retirement, Phillips also provided each director with life insurance. The amount of coverage, which was based on length of board service, began at $200,000 and increased to a maximum of $300,000.

How often did the Board meet in 2002?

      The ConocoPhillips Board of Directors met four times in 2002. Each director attended at least 75% of the Board meetings and the meetings of the committees on which he or she served, except Norman R. Augustine, who was unable to attend one meeting of the Committee on Directors’ Affairs.

Election of Directors and Director Biographies

(Proposal 1 on the Proxy Card)

Who are this year’s nominees?

      The Class I directors standing for election this year to hold office until the 2006 Annual Meeting of Stockholders and until his or her successor is elected are:

Richard H. Auchinleck, 52, Director since August 2002

• Director of Conoco from 2001 to 2002
• President and Chief Executive Officer of Gulf Canada Resources Limited from February 1998 to June 2001
• Chief Operating Officer of Gulf Canada from July 1997 to February 1998
• Chief Executive Officer for Gulf Indonesia Resources Limited from September 1997 to February 1998

William K. Reilly, 63, Director since August 2002

• Director of Conoco from 1998 to 2002
• President and Chief Executive Officer of Aqua International Partners, an investment group which finances water improvements in developing countries, since June 1997
• Member of the Board of:
• E.I. du Pont de Nemours and Company
• Ionics, Incorporated
• Royal Caribbean Cruises Ltd.

Randall L. Tobias, 61, Director since August 2002

• Director of Phillips from 1992 to 2002
• Chairman Emeritus of Eli Lilly and Company since January 1999
• Chairman of the Board of Directors and Chief Executive Officer of Eli Lilly and Company from July 1993 through December 1998
• Member of the Board of:
• Kimberly-Clark Corporation
• Knight-Ridder, Inc.
• Interactive Intelligence, Inc.
• Windrose Medical Properties Trust

Victoria J. Tschinkel, 55, Director since August 2002

• Director of Phillips from 1993 to 2002
• Director of Florida Nature Conservancy since January 2003
• Senior Environmental Consultant to Landers & Parsons, a Tallahassee, Florida law firm, from 1987 to 2002
• Former Secretary of the Florida Department of Environmental Regulation

Kathryn C. Turner, 55, Director since August 2002

• Director of Phillips from 1995 to 2002
• Chairperson and Chief Executive Officer of Standard Technology, Inc., an engineering and manufacturing firm she founded in 1985
• Member of the Board of:
• Carpenter Technology Corporation
• Schering-Plough Corporation
• Tribune Company
WE RECOMMEND THAT YOU
VOTE FOR THE ELECTION
OF THESE DIRECTORS

Who are the directors continuing in office?

Class II Directors — Term Expires in 2004

David L. Boren, 61, Director since August 2002
• Director of Phillips from 1994 to 2002
• President of the University of Oklahoma since November 1994
• Former United States Senator from the State of Oklahoma
• Member of the Board of:
• AMR Corporation
• Texas Instruments Incorporated
• Torchmark Corporation

Kenneth M. Duberstein, 58, Director since August 2002
• Director of Conoco from 2000 to 2002
• Chairman and CEO of the Duberstein Group, a strategic planning and consulting company, since 1989
• White House Chief of Staff and Deputy Chief of Staff to President Ronald Reagan and Deputy Under Secretary of Labor during the Ford Administration
• Member of the Board of:
• The Boeing Company
• Fannie Mae
• Fleming Companies, Inc.
• The St. Paul Companies, Inc.
• Member of the Board of Governors for the NASD and the American Stock Exchange

Ruth R. Harkin, 58, Director since August 2002
• Director of Conoco from 1998 to 2002
• Senior Vice President, International Affairs and Government Relations of United Technologies Corporation and Chair of United Technologies International, UTC’s international representation arm, since June 1997

William R. Rhodes, 67, Director since August 2002
• Director of Conoco from 1998 to 2002
• Chairman of Citicorp/ Citibank since March 2003
• Senior Vice Chairman of Citigroup, Inc. since December 2001
• Senior Vice Chairman of Citicorp/ Citibank from December 2001 to March 2003
• Vice Chairman of Citigroup, Inc. from May 1999 to December 2001
• Vice Chairman of Citicorp/ Citibank from July 1991 to December 2001

J. Stapleton Roy, 67, Director since August 2002

• Director of Phillips from 2001 to 2002
• Managing director of Kissinger Associates, Inc. since January 2001
• Assistant Secretary of State for Intelligence and Research from 1999 to 2000
• U.S. Ambassador to:
• Singapore (from 1984 to 1986)
• People’s Republic of China (from 1991 to 1995)
• Indonesia (from 1996 to 1999)
• Member of the Board of Freeport-McMoRan Copper & Gold Inc.

Class III Directors — Term Expires in 2005

Archie W. Dunham, 64, Director since August 2002
• Chairman of the Board of ConocoPhillips since August 2002
• Director of Conoco from 1998 to 2002
• President and Chief Executive Officer of Conoco from 1996 to 2002 and Chairman of the Board from 1999 to 2002
• Member of the Board of:
• Louisiana-Pacific Corporation
• Phelps Dodge Corporation
• Union Pacific Corporation

Norman R. Augustine, 67, Director since August 2002
• Director of Phillips from 1989 to 2002
• Chairman of the Executive Committee of the Board of Directors of Lockheed Martin Corporation since August 1997
• Chairman of the Board of Directors of Lockheed Martin Corporation from August 1997 through March 1998
• Chief Executive Officer of Lockheed Martin from January 1996 through July 1997
• Member of the Board of:
• The Black & Decker Corporation
• The Procter & Gamble Company
• Lockheed Martin Corporation

Larry D. Horner, 68, Director since August 2002
• Director of Phillips from 1991 to 2002
• Chairman of Pacific USA Holdings Corporation from August 1994 to June 2001
• Past Chairman and Chief Executive Officer of KPMG Peat Marwick
• Member of the Board of:
• Atlantis Plastics, Inc.
• Technical Olympic USA, Inc.
• UTStarcom, Inc.
• Mobitron International Inc.

J. J. Mulva, 56, Director since August 2002
• President and Chief Executive Officer of ConocoPhillips since August 2002
• Director of Phillips from 1994 to 2002
• Chairman of the Board of Directors and Chief Executive Officer of Phillips from October 1999 to August 2002
• Vice Chairman of the Board of Directors, President and Chief Executive Officer of Phillips from June 1999 to October 1999
• President and Chief Operating Officer of Phillips from 1994 to June 1999

Charles C. Krulak, 61, Director since August 2002
• Director of Conoco from 2000 to 2002
• Chairman and Chief Executive Officer of MBNA Europe Bank Limited since January 2001
• Senior Vice Chairman of MBNA America from September 1999 through January 2001
• Commandant of the Marine Corps and member of the Joint Chiefs of Staff from June 1995 to September 1999
• Holds the Defense Distinguished Service Medal, the Silver Star Medal, the Bronze Star Medal with Combat “V” and two gold stars, the Purple Heart with gold star and the Meritorious Service Medal

Frank A. McPherson, 69, Director since August 2002
• Director of Conoco from 1998 to 2002
• Chairman and Chief Executive Officer of Kerr-McGee Corporation from 1983 until February 1997
• Past Director of the Federal Reserve Bank (10th District)
• Member of the Board of:
• BOK Financial Corporation
• Tri-Continental Corporation
• Seligman Group of Mutual Funds

What are the Committees of the Board?

Our Board of Directors has the following committees:

			Number of
			Meetings
Committee	Members	Principal Functions	in 2002**

Audit and Compliance	Frank A. McPherson* Kenneth M. Duberstein Ruth R. Harkin Larry D. Horner J. Stapleton Roy Kathryn C. Turner	• Discusses with management, the independent auditors, and the internal auditors the integrity of our accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.
• Monitors the qualifications, independence and performance of our independent auditors and internal auditors.
• Monitors our overall direction and compliance with legal and regulatory requirements and corporate governance, including our code of business conduct and ethics.
		• Maintains open and direct lines of communication with the Board and our management, internal auditors and independent auditors.	5

Executive	Archie W. Dunham* Kenneth M. Duberstein Frank A. McPherson J. J. Mulva Randall L. Tobias Victoria J. Tschinkel	• Exercises the authority of the full Board between Board meetings on all matters other than (1) those matters expressly delegated to another committee of the Board, (2) the adoption, amendment or repeal of any of our By-Laws and (3) matters which cannot be delegated to a committee under statute or our Certificate of Incorporation or By-Laws.	0

Compensation	Randall L. Tobias* Norman R. Augustine Charles C. Krulak William R. Rhodes	• Oversees and administers our executive compensation policies, plans and practices. • Assists the Board in discharging its responsibilities relating to the fair and competitive compensation of our executives and other key employees.	3

Directors’ Affairs	Kenneth M. Duberstein* Norman R. Augustine Charles C. Krulak Randall L. Tobias	• Selects and recommends director candidates to the Board to be submitted for election at the Annual Meeting and to fill any vacancies on the Board.
• Recommends committee assignments to the Board.
• Reviews and recommends to the Board compensation and benefits policies for our directors.
• Reviews and recommends to the Board appropriate corporate governance policies and procedures for our company.
• Conducts an annual assessment of the qualifications and performance of the Board.
		• Annually reviews and reports to the Board on the performance of management and succession planning for the Chief Executive Officer.	3

Public Policy	Victoria J. Tschinkel* Richard H. Auchinleck David L. Boren William K. Reilly	• Advises the Board of current and emerging domestic and international public policy issues. • Assists the Board in the development and review of policies and budgets for charitable and political contributions.	3

*	Committee Chairperson

**	Since completion of the merger in August 2002

Do the committees have written charters?

      Yes. Our Audit and Compliance Committee charter is attached as Appendix A to this proxy statement. The charters for our Audit and Compliance Committee, Executive Committee, Compensation Committee, Committee on Directors’ Affairs and Public Policy Committee can be found on ConocoPhillips’ website at www.conocophillips.com.

Audit and Compliance Committee Report

      The Audit and Compliance Committee of the Board of Directors of ConocoPhillips (the “Audit Committee”) is responsible for providing independent, objective oversight for ConocoPhillips’ financial reporting functions and internal control systems. The Audit Committee is currently composed of six directors. Each of the members of the Audit Committee is independent as defined by current New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by ConocoPhillips’ Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

      Review with Management. The Audit Committee has reviewed and discussed with management ConocoPhillips’ audited consolidated financial statements for the year ended December 31, 2002.

      Discussions with Independent Auditing Firm. The Audit Committee has discussed with Ernst & Young LLP, independent auditors for ConocoPhillips, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from ConocoPhillips.

      Recommendation to the ConocoPhillips Board of Directors. Based on its review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in ConocoPhillips’ Annual Report on Form 10-K for the year ended December 31, 2002.

THE CONOCOPHILLIPS AUDIT AND COMPLIANCE COMMITTEE

Frank A. McPherson, Chairman

Kenneth M. Duberstein
Ruth R. Harkin
Larry D. Horner
J. Stapleton Roy
Kathryn C. Turner

Executive Compensation

Compensation Committee Report to Stockholders on Executive Compensation

      The Compensation Committee of the Board of Directors of ConocoPhillips (the “Compensation Committee”) was formed following the merger to administer ConocoPhillips’ executive compensation programs. The Compensation Committee is composed solely of independent, outside directors who qualify as non-employee directors under Rule 16b-3 of the Securities Exchange Act of 1934 and as outside directors under section 162(m) of the Internal Revenue Code. The respective compensation committees of Conoco and Phillips made decisions, prior to the merger, regarding salary levels, awards of stock options, restricted stock, annual incentive awards and long-term incentive plan payouts. The members of the Compensation Committee, in certain instances, are therefore reporting about determinations made by the prior Conoco and Phillips compensation committees. Although stock and stock-based awards prior to the merger may have been originally denominated in Phillips or Conoco common stock, information about those awards has been adjusted to reflect the merger exchange ratio where appropriate.

Compensation Philosophy

      Both Conoco’s and Phillips’ executive compensation programs were principally designed to give executives strong incentives to focus on and achieve the respective company’s business objectives. Each company’s compensation program used, to varying degrees, annual performance-based incentives, stock options and restricted stock or restricted stock units. Both companies significantly varied compensation with performance against company business objectives, including relative industry performance, and encouraged executives to maximize stockholder value by aligning executive interests with those of stockholders.

      ConocoPhillips’ goal is to provide a total compensation package that will enable it to attract, retain, motivate and reward a highly qualified, diverse global workforce. The Compensation Committee intends to achieve this goal for our executive workforce by:

•	encouraging stronger executive performance by making a substantial percentage of total executive compensation variable, or “at-risk,” through annual incentive compensation, the granting of stock options and long-term incentive awards;

•	allowing executives to share in ConocoPhillips’ successes and failures by varying compensation with business performance;

•	benchmarking target compensation levels at competitive levels within the industry;

•	motivating individual performance by linking rewards to the accomplishment of individual goals and objectives, leadership principles and ConocoPhillips values; and

•	integrating all elements of compensation into a comprehensive package that aligns ConocoPhillips’ goals, efforts and results throughout the organization.

      In determining overall target executive compensation levels, the Compensation Committee will consider the compensation structures of other major companies in the global energy industry, such as Exxon Mobil Corporation, ChevronTexaco Corporation, BP p.l.c. and Royal Dutch Petroleum Company and Shell Transport and Trading Company p.l.c. (which together comprise the Royal Dutch/ Shell Group), as well as other U.S.-based integrated petroleum companies, and upstream or downstream companies such as Anadarko Petroleum Corporation, Marathon Oil Corporation, Occidental Petroleum Corporation and Valero Energy Corporation. In addition, other large U.S.-based multinationals will be considered because the competition for executive talent for ConocoPhillips extends beyond the energy industry. The Compensation Committee relies on independent third-party consultants for input regarding competitive compensation levels. Because compensation will be based on company, business unit, and individual performance, as appropriate, total compensation of executives may significantly exceed or fall short of industry medians.

      ConocoPhillips’ businesses are extremely capital intensive, requiring large investments, in most cases over a number of years, before tangible financial returns are achieved. The Compensation Committee will base executive compensation decisions on qualitative measures relating to individual performance, as well as on quantitative measures relating to performance of ConocoPhillips and its business units such as total return to stockholders and relative improvement of return on capital employed. It will also take into account external factors, such as commodity prices, that may have positively or negatively affected such measures.

Executive Compensation Actions for 2002

      In November 2001, in connection with the signing of the merger agreement, the compensation committees of Conoco and Phillips approved new employment agreements for Mr. Dunham and Mr. Mulva, respectively. The Conoco and Phillips compensation committees considered it important to enter into the agreements with Mr. Dunham and Mr. Mulva to induce them to remain with their respective companies through the merger and for a significant time thereafter to facilitate integration and ultimate realization of the value of the merger. The compensation committees also considered it important for Mr. Dunham to serve as Chairman of the Board of ConocoPhillips and for Mr. Mulva to serve as Chief Executive Officer of ConocoPhillips.

      The employment agreements, which are described beginning on page 27 of this proxy statement under the caption “Employment Agreements,” became effective upon the closing of the merger.

Base Salaries

      Prior to the merger, the base salaries of the executive officers were set by the respective compensation committees of Conoco and Phillips. Base salaries for both Conoco and Phillips were generally set based on competitive compensation levels for similar positions in peer companies. There was no change in Mr. Mulva’s base salary during 2002. On the closing of the merger, pursuant to his employment agreement, Mr. Dunham’s annual base salary was increased from $1,350,000 to $1,375,000 to be equal to Mr. Mulva’s base salary.

      The Compensation Committee will annually review the salaries of all executive officers and employees with salaries greater than $300,000. Base salaries will be set according to competitive compensation levels for similar positions in peer companies, and salaries will be adjusted over time to recognize market trends and individual levels of performance and contribution.

Incentive Compensation Programs

Annual Incentives

      Annual incentives for 2002 performance were generally determined according to the applicable Phillips and Conoco programs established by the respective compensation committees prior to the merger, except as amended by the ConocoPhillips Compensation Committee to permit payouts based on ConocoPhillips’ performance without business unit differentiation and to provide for a common individual performance adjustment methodology. In accordance with the individual company programs, the quantitative performance measures the Compensation Committee considered for 2002 incentive compensation included:

•	Conoco’s 2002 pro forma cash from operations versus operating plan objectives;

•	Conoco’s 2002 pro forma after-tax operating income versus operating plan objectives;

•	ConocoPhillips’ one-year and three-year total return to stockholders relative to the peer companies previously identified by the respective companies;

•	ConocoPhillips’ total return to stockholders since the closing of the merger relative to the peer index[1]; and

•	ConocoPhillips’ 2002 return on capital employed relative to the peer companies previously identified by the respective companies.

      Because of the extraordinary nature of 2002, participant awards for the heritage incentive programs (the Conoco Global Variable Compensation Plan and the Phillips Annual Incentive Compensation Plan) were based on company performance, without differentiation

1 ENI S.p.A., Occidental, Total Fina Elf S.A., Amerada Hess Corporation, Unocal Corporation, Marathon, ExxonMobil, ChevronTexaco, Royal Dutch/ Shell Group, BP and Repsol YPF S.A.

among business units. Both plans paid out at the same percent of target award.

      In addition to these financial performance measures, the Compensation Committee also considered core values of safety, ethics and environmental stewardship as well as the smooth implementation of the merger.

      The Compensation Committee used qualitative performance measures, including those listed below, for executives in assessing the portion of incentive compensation attributable to individual performance under the Conoco and Phillips programs:

•	success in developing and implementing strategic plans;

•	contribution to the growth and success of ConocoPhillips;

•	merger related integration results;

•	leadership in the industry and community;

•	performance versus predetermined personal job objectives; and

•	social and ethical responsibility.

      The Committee made the final determinations of performance for the Chairman and the CEO and received input from the Chairman and the CEO on the performance of the senior executives on these qualitative measures in making its final determinations of performance for these senior executives.

Phillips

      The 2002 annual incentive awards for former Phillips executives were made under the Annual Incentive Compensation Plan (“AICP”). The Phillips compensation committee, using both internally generated data and data obtained from independent, third-party consultants, had previously established targets for individual AICP awards based on individual salary grades. The target percentages were adjusted to recognize changes in salary grades during the year. Under the AICP, individual awards could range from 0% to more than 200% percent of the target amount for the award year, based upon the Phillips compensation committee’s assessment of total company, business unit and individual performance.

      To determine the 2002 payout under AICP, the ConocoPhillips Compensation Committee reviewed one year (2002) ConocoPhillips relative total return to stockholders as well as one year (2002) ConocoPhillips relative return on capital employed. The major business units were reviewed in such areas as operating efficiency and return on capital employed compared to their original operating plan objectives. In addition, the Compensation Committee also reviewed ConocoPhillips performance for its core values of safety, ethics and environmental stewardship, ConocoPhillips total return to stockholders from the merger date to year end relative to the peer index, and the smooth implementation of the merger. Based on these considerations, the standard award for all employees under the AICP was set at 90% of target for the year. Individual employee adjustments were also made to recognize individual performance. All awards were paid in cash.

      A total of $5,846,074 was awarded to 19 executives with annual base salaries of more than $300,000 for 2002 performance under the AICP. Mr. Mulva received an annual incentive award under the AICP of $1,612,000. The Compensation Committee determined this amount considering ConocoPhillips’ financial performance and Mr. Mulva’s leadership in areas such as safety, ethics and environmental performance as well as his role in the smooth implementation of the merger integration.

Conoco

      The 2002 annual incentive awards for former Conoco executives were made under the Global Variable Compensation Plan (“GVC”). At the beginning of 2002 Conoco’s compensation committee assigned each former Conoco executive a target GVC award based on salary grades using a competitive assessment of award opportunities for similar positions within Conoco’s peer group. Actual awards could vary from 0% to more than 200% of the target based on the Conoco compensation committee’s assessment of both business and individual performance.

      To determine the 2002 payout under the Conoco GVC Plan, the ConocoPhillips Compensation Committee reviewed Conoco’s total company pro forma 2002 after tax operating income and cash from operations compared to Conoco’s original operating plan objectives. There was no differentiation among business units. In addition, the Compensation Committee also reviewed

ConocoPhillips performance for its core values of safety, ethics and environmental stewardship, ConocoPhillips total return to stockholders over a three-year period (2000-2002), ConocoPhillips total return to stockholders from the merger date to year end relative to the peer index, and smooth implementation of the merger. Based on these considerations, the standard award for all employees under the GVC Plan was set at 90% of target for the year. Individual employee performance adjustments were also made to recognize individual performance. All awards were paid in cash.

      A total of $4,839,675 was paid to 12 executives with annual base salaries of more than $300,000 for 2002 performance under the GVC Plan. Mr. Dunham’s GVC award was calculated at $1,612,000 in recognition of his 2002 performance. The Compensation Committee determined this amount considering ConocoPhillips’ financial performance and Mr. Dunham’s leadership in areas such as safety, ethics and environmental performance as well as his role in the smooth implementation of the merger integration.

Long-Term Incentives

      The compensation committees of both Conoco and Phillips, as well as the ConocoPhillips Compensation Committee, awarded long-term incentives for 2002. Historically, Phillips primarily utilized stock options and restricted stock or restricted stock units issued under a long-term incentive plan, while Conoco’s primary long-term compensation was in the form of stock options, although restricted stock units were granted to Mr. Dunham, Mr. McKee and Mr. Nokes in 2002.

      ConocoPhillips’ executive stock-based compensation programs are designed to provide competitive compensation, to offer an incentive to employees primarily responsible for the growth and success of ConocoPhillips, to retain key employees, and to align employees’ interests with those of stockholders.

      Beginning in 2003, ConocoPhillips’ primary long-term incentive compensation will be a Stock Option and a Performance Share Program. Approximately 70% of the long-term incentive award will be in the form of stock options, while the remaining 30% will be in the form of restricted stock awarded under the Performance Share Program. Individual awards may be adjusted up or down based on the subjective evaluation of the individual’s performance and potential. The Performance Share Program is designed to maximize medium and long-term stockholder value by encouraging management team alignment and the long-term commitment of key executives. This program rewards medium term performance against our peer group of companies.

Phillips Long-Term Incentive Plan

      The Phillips Long-Term Incentive Plan or “LTIP” was administered by the Phillips compensation committee. Under the LTIP, the Phillips compensation committee annually established a three-year performance period over which it compared Phillips’ total stockholder return and return on capital employed with the total stockholder return and return on capital employed for Phillips’ oil industry peers.

      The approval of the merger by Phillips stockholders on March 12, 2002, constituted a “change of control” under the Omnibus Securities Plan of Phillips Petroleum Company and resulted in the immediate payout of the Performance Periods VIII and IX.

      With respect to Performance Period VIII, which commenced January 1, 2000 and ended March 12, 2002, it was determined that Phillips ranked second of the thirteen peers (the twelve in addition to Phillips included: BP, Royal Dutch/ Shell Group, ExxonMobil, TotalFinaElf, ChevronTexaco, Unocal, Amerada Hess, ENI, Conoco, Marathon, Repsol and Occidental) for total stockholder return and fifth of the thirteen peers for return on capital employed. The performance for the period placed Phillips in the top quartile for total stockholder return and in the second quartile for return on capital employed. Based on the Phillips rankings for the two performance measures, the Phillips compensation committee granted awards that were 170% of the target amount.

      With respect to Performance Period IX, which commenced January 1, 2001 and ended March 12, 2002, it was determined that Phillips ranked third of the thirteen peers for total stockholder return and fifth of the thirteen peers for return on capital employed. The performance for the period placed Phillips in the top quartile for total stockholder return and in the second quartile for return on capital employed. Based on the Phillips rankings for the two performance measures, the Phillips compensation committee granted awards that were 160% of the target amount.

      Consistent with its historical heritage compensation programs and practices, in December 2001, the Phillips compensation committee established LTIP X, the tenth performance period covering January 1, 2002 through December 31, 2004. The target award for Mr. Mulva is shown on the table on page 23 entitled “Long-Term Incentive Plan Awards in Last Fiscal Year.” The Phillips compensation committee based target awards for executives on a percentage of salary and the price of Phillips common stock at the beginning of the performance period. To set these target levels, the Phillips compensation committee considered both internally generated information and competitive data provided by an independent, third party consultant.

      On February 10, 2003, the ConocoPhillips Compensation Committee approved an unscheduled payout of Performance Period X to close out the Phillips LTIP. The closing payout reflects the Compensation Committee’s decision to eliminate heritage Phillips and Conoco plans and align all executives with the new business goals of ConocoPhillips.

      The shares of restricted stock or restricted stock units, as applicable, awarded to Mr. Mulva for Performance Periods VIII, IX and X are shown on the Summary Compensation Table beginning on page 20, under the caption “Long-Term Incentive Payout.”

Stock Options

      Conoco’s compensation committee granted stock options to eligible employees in February 2002. Of those options, 741,306 were granted to the Named Executive Officers (identified in the “Summary Compensation Table”), including 397,545 to Mr. Dunham. A guideline number of options was established for each salary grade level of management, based on a competitive analysis of long-term compensation opportunities for persons holding comparable positions in the peer group companies. Each executive’s individual award was subject to adjustment up or down from the target by as much as 50% based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the Chairman and CEO for each participant other than himself.

      The Phillips compensation committee typically granted stock options in October of each year. After considering internally generated information and consulting with independent third-parties, the Phillips compensation committee set the number of shares subject to options by salary grade to approximate the grants by peer companies to persons in corresponding job positions. Each executive’s individual award was subject to adjustment up or down from the target by as much as 30% based on a subjective evaluation of the individual’s long-term potential and performance, considering input from the CEO for each participant other than himself.

      On October 22, 2002, the ConocoPhillips Compensation Committee granted options to eligible former Phillips employees, including 212,900 options to Mr. Mulva. The Compensation Committee also granted 212,900 options to Mr. Dunham. In determining the number of shares to be subject to these option grants, the Compensation Committee used a Black-Scholes valuation of the options. All stock option grants in October 2002 were made at their target levels.

      Going forward, the Compensation Committee will consider annual grants of stock options to executives in February of each year, using procedures and polices for granting such options as are approved by the Compensation Committee from time to time. The October 2002 grant for employees of heritage Phillips extends eight months into the new cycle, to October 2003. To allow employees of heritage Phillips to transition to the new ConocoPhillips cycle, those who were granted options in October 2002 and who were eligible for a February 2003 grant received a grant in February 2003 that was adjusted to reflect the eight months in which the two grants overlapped (February - September 2003).

Restricted Stock

      On February 4, 2002, the Conoco compensation committee granted Mr. Dunham 16,674 restricted stock units. On August 30, 2002, pursuant to his employment agreement and the merger agreement, this grant immediately vested. On that date, Mr. Dunham was also granted 32,363 restricted stock units, which immediately vested pursuant to the terms of his employment agreement.

      On October 22, 2002, ConocoPhillips’ Compensation Committee made six Special

Compensation Awards totaling 40,341 shares of restricted stock to ConocoPhillips executives for merger related accomplishments.

      Restricted stock units awarded in prior years under Phillips executive compensation plans generally do not lapse until retirement, unless the Compensation Committee takes action each year to lapse such restrictions beginning the year the executive reaches age 56. In October 2002, the Compensation Committee took action to lapse the restrictions on 196,332 restricted stock units for 12 former Phillips executives, including Mr. Mulva in accordance with prior practice.

Effect of Merger on Equity-Based Compensation

      Upon approval of the merger by the former Phillips and Conoco stockholders, unless otherwise provided in the applicable award agreements, all stock options, stock appreciation rights, restricted stock and restricted stock units granted to executives of Conoco and Phillips prior to November 17, 2001 (the date the boards of Conoco and Phillips approved the merger) became fully exercisable, unrestricted, vested and, in the case of restricted stock, transferable. Furthermore, because of the change of control, all outstanding performance awards and other awards became earned and payable; however, Phillips executives were given the opportunity in 2001 to elect to exchange restricted stock for restricted stock units, which still remain restricted. Former Conoco executives who held restricted stock units were given the opportunity to elect to defer receipt of the underlying shares.

      As discussed above, the change of control also accelerated the Phillips compensation committee’s consideration and approval of awards for the LTIP Periods VIII and IX.

Change of Control Payments

      Under the Conoco Key Employee Severance Plan, approval of the Conoco stockholders of the merger constituted a “change in control.” To address and eliminate the financial incentives under the plan for Messrs. McKee and Nokes to terminate their employment with ConocoPhillips, and in exchange for the agreement by those executives to waive their rights under the plan with respect to the merger, Conoco paid Messrs. McKee and Nokes the amounts that would have been payable to them under the terms of the plan. In addition, under the terms of Mr. Dunham’s employment agreement, he received a change of control payment equal to that which would have been payable under his former employment agreement with Conoco. The amounts paid to such executives are set forth in the table entitled “Summary Compensation Table” and footnote 6 to that table beginning on page 20.

Internal Revenue Code Section 162(m)

      The compensation committees of both Phillips and Conoco had historically taken action, where possible and considered appropriate, to preserve the deductibility of compensation paid to the companies’ respective executive officers. The compensation committees of Conoco and Phillips also awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interests of the companies and their respective stockholders.

      ConocoPhillips generally will be entitled to take tax deductions relating to compensation that is performance-based, which may include cash incentives, stock options, restricted stock, restricted stock units and other performance-based awards.

      The ConocoPhillips Compensation Committee will continue to review ConocoPhillips’ executive compensation practices to determine if elements of executive compensation qualify as “performance-based compensation” under the Internal Revenue Code and will seek to preserve tax deductions for executive compensation to the extent consistent with the Compensation Committee’s determination of compensation arrangements necessary and appropriate to foster achievement of ConocoPhillips’ business goals.

Stock Ownership Guidelines

      The Compensation Committee encourages executive ownership of ConocoPhillips stock through annual stock option awards, a long-term performance plan with payouts in restricted stock, and inclusion of ConocoPhillips stock as an investment in employee savings plans. In addition, the committee has established target stock ownership levels for senior executives calculated as a multiple of annual base salary.

THE CONOCOPHILLIPS COMPENSATION COMMITTEE

Randall L. Tobias, Chairman

Norman R. Augustine
General Charles C. Krulak
William R. Rhodes

Compensation Tables

SUMMARY COMPENSATION TABLE

Prior to the closing of the merger on August 30, 2002, ConocoPhillips’ executive officers functioned as executive officers of, and were compensated by, Conoco or Phillips, as the case may be. The following table provides information concerning total compensation paid to the Chief Executive Officer and certain other officers of ConocoPhillips (collectively, the “Named Executive Officers”). As set forth in the footnotes, the data presented in this table and the tables that follow include amounts paid to the Named Executive Officers in 2002 by ConocoPhillips or any of its subsidiaries, as well as by Conoco or Phillips for periods prior to the merger. The data presented in this table for the years 2000 and 2001 represent amounts paid to the Named Executive Officer by Conoco or Phillips, as the case may be. In connection with the merger, each share of Phillips common stock was converted into one share of ConocoPhillips common stock and each share of Conoco common stock was converted into 0.4677 shares of ConocoPhillips common stock. Information about stock and stock-based awards has been adjusted in the tables below to reflect the exchange ratios.

					Long-Term Compensation

					Awards		Payouts
		Annual Compensation
						Shares
				Other	Restricted	Underlying	Long-Term
Name and				Annual	Stock	Options	Incentive		All Other
Principal Position	Year	Salary	Bonus(6)	Compensation(7)	Awards(8)	Granted(9)	Payout		Compensation(13)

J. J. Mulva(1)	2002	$1,375,000	$1,612,000	$71,086	—	212,900	$14,977,500	(10)	$108,675
President and CEO	2001	1,281,250	3,630,000	—	$14,505,000	1,739,000	3,839,655	(11)	151,155
	2000	1,045,833	4,516,875	—	2,195,854	167,800	3,102,763	(12)	100,808
A. W. Dunham(2)	2002	1,358,336	26,640,502	271,487	2,667,543	1,930,768	—		163,251
Chairman	2001	1,250,004	3,350,000	170,959	1,000,050	330,388	—		149,717
	2000	1,200,000	3,000,000	124,168	750,019	330,150	—		130,583
R. E. McKee III(3)	2002	670,000	22,900,821	26,455	386,358	142,649	—		80,400
Executive Vice	2001	595,000	1,425,000	19,399	—	113,264	—		71,117
President, Exploration	2000	547,000	1,049,000	29,888	400,031	110,050	—		58,753
and Production
J. W. Nokes(4)	2002	666,000	20,272,096	20,172	386,358	142,649	—		79,920
Executive Vice	2001	560,000	825,000	18,526	—	108,433	—		66,917
President, Refining,	2000	467,200	752,000	24,975	400,031	91,972	—		49,975
Marketing, Supply and Transportation
R. A. Harrington(5)	2002	409,360	715,000	16,710	—	63,458	—		49,123
Senior Vice President,	2001	360,520	650,000	16,909	—	51,447	—		42,979
Legal, and General	2000	332,000	414,000	8,327	—	52,149	—		36,723
Counsel

(1)	Mr. Mulva became our President and Chief Executive Officer in the merger. Prior to that, he served as Chairman and Chief Executive Officer of Phillips.

(2)	Mr. Dunham became our Chairman in the merger. Prior to that, he served as Chairman, President and Chief Executive Officer of Conoco.

(3)	Mr. McKee became our Executive Vice President, Exploration and Production in the merger. On January 1, 2003, he was reassigned from his position as Executive Vice President, Exploration and Production and began serving on special assignment to Mr. Mulva until his retirement on March 31, 2003. Prior to the merger, he served as Executive Vice President, Exploration and Production of Conoco.

(4)	Mr. Nokes became our Executive Vice President, Refining, Marketing, Supply and Transportation in the merger. Prior to that, he served as Executive Vice President, Refining, Marketing, Supply and Transportation of Conoco.

(5)	Mr. Harrington became our Senior Vice President, Legal, and General Counsel in the merger. Prior to that, he served as Senior Vice President, Legal, and General Counsel of Conoco.

(6)	Included in the 2002 bonus amounts are change of control payments made to such individuals in connection with the merger: Mr. Dunham — $16,163,625 payment plus a $8,864,877 excise tax gross up payment; Mr. McKee — $13,929,569 payment plus a $6,160,205 excise tax gross up payment; and Mr. Nokes — $13,412,730 plus a $6,223,366 excise tax gross up payment. Also included in the 2002 bonus amounts is a Special Compensation Award for Mr. Harrington for $400,000 for resolving environmental litigation and reducing Conoco’s legal exposure after its separation from DuPont, and a special award to Mr. McKee of $2,000,000 and 6,669 shares of our common stock in recognition of his contributions to the merger transition. Included in the 2001 bonus amounts are Special Compensation Awards in recognition of such individual’s contribution to the success of Conoco’s July 2001 acquisition of Gulf Canada Resources Limited: Mr. McKee — $600,000; and Mr. Harrington — $300,000. Included in the 2000 bonus amounts is a special recognition award of $900,000 for Mr. Mulva in recognition of his contribution to the successful completion of Phillips’ Duke Energy Field Services joint venture, Phillips’ Chevron Phillips Chemical Company joint venture and Phillips’ acquisition of Atlantic Richfield Company’s Alaska business.

(7)	As permitted by the rules of the SEC, this column excludes perquisites and other personal benefits for the Named Executive Officer if the total incremental cost in a given year did not exceed the lesser of $50,000 or 10% of such officer’s combined salary and bonus for that year. Accordingly, for Messrs. McKee, Nokes and Harrington, the amounts shown exclude such perquisites and only represent reimbursements for the payment of taxes. Of the amounts shown for Mr. Dunham in 2002, $108,961 represents reimbursement for the payment of taxes, $69,771 represents the approximate incremental cost to ConocoPhillips for Mr. Dunham’s personal use of company aircraft, which ConocoPhillips required for security reasons, $55,445 represents certain financial and tax planning services, and $32,230 represents insurance premiums paid on Mr. Dunham’s behalf for his participation in the executive group life insurance program. Of the amounts shown for Mr. Mulva in 2002, $2,023 represents reimbursement for the payment of taxes, $5,836 represents the approximate incremental cost to ConocoPhillips for Mr. Mulva’s personal use of company aircraft, which ConocoPhillips required for security reasons, and $53,041 represents the cost of installation and service for a home security system. Of the amounts shown for Mr. Dunham in 2001, $75,650 represents reimbursement for the payment of taxes, $29,724 represents insurance premiums paid on Mr. Dunham’s behalf for his participation in the executive group life insurance program, and $33,900 represents the approximate incremental cost to Conoco for Mr. Dunham’s personal use of company aircraft, which Conoco required for security reasons. Of the amounts shown for Mr. Dunham in 2000, $72,288 represents reimbursement for the payment of taxes, and $28,512 represents insurance premiums paid on Mr. Dunham’s behalf for his participation in the executive group life insurance program.

(8)	Amounts shown represent the market value on the grant date using the closing stock price on the New York Stock Exchange. Dividend equivalents on restricted stock units held are paid in cash or credited to each officer’s account in the form of additional stock units. All restrictions on Mr. Dunham’s restricted stock units terminated upon the merger. Phillips settled awards under its 1985 and 1987 annual incentive plans and under all long-term incentive plans since 1986 by issuing shares of restricted stock that are not transferable before death, disability or retirement, unless the Compensation Committee of the Board of Directors removes the restrictions or upon a change of control. All restricted stock held by Mr. Mulva was converted to restricted stock units prior to the completion of the merger, with the original restrictions still in place. Restrictions on the restricted stock units granted in 2000 to Messrs. McKee and Nokes were terminated upon the change in control. The total number of restricted stock units held by the Named Executive Officers and their market value based on the December 31, 2002 NYSE closing price of $48.39 was as follows: Mr. Mulva — 621,107 units, $30,055,362; Mr. McKee — 16,457 units, $796,341; and Mr. Nokes — 16,457 units, $796,341.

(9)	2002 amounts include reload options, which were granted when a previously granted option was exercised, to purchase 8,003 shares of common stock for Mr. Dunham and 4,995 shares of common stock for Mr. Harrington. 2001 amounts include reload options to purchase the following number of shares of common stock: Mr. Dunham — 2,998; Mr. McKee — 3,354; and Mr. Nokes — 3,200.

(10)	Value of the awards on the award approval date for performance under the Long-Term Incentive Plan Performance Period VIII from January 1, 2000 — March 12, 2002, Performance Period IX from January 1, 2001 — March 12, 2002, and Performance Period X from January 1, 2002 — December 31, 2002. Awards for Periods VIII and IX were issued in restricted stock units, and awards for Period X were issued in restricted stock.

(11)	Value of the awards on the award approval date for performance under the Long-Term Incentive Plan Performance Period 1999-2001. Awards were issued in restricted stock units.

(12)	Value of the awards on the award approval date for performance under the Long-Term Incentive Plan Performance Period 1998-2000. Awards were issued in restricted stock, but were exchanged for restricted stock units prior to the merger.

(13)	2002 amounts for Messrs. Dunham, McKee, Nokes and Harrington consist of matching contributions and profit sharing contributions made pursuant to the Conoco Thrift Plan and the following amounts credited under Conoco’s Salary Deferral and Savings Restoration Plan: Mr. Dunham — $139,251; Mr. McKee — $56,400; Mr. Nokes — $55,920; and Mr. Harrington — $25,123. 2002 amounts for Mr. Mulva include contributions to the Thrift Plan of Phillips Petroleum Company, the Long-Term Stock Savings Plan of Phillips Petroleum Company, and $97,466 credited to the Phillips Defined Contribution Makeup Plan.

OPTION GRANTS IN 2002

						Potential Realizable Value at
	Number of		Percent of			Assumed Annual Rates of
	Shares		Total			Stock Price Appreciation for
	Underlying		Options			Option Term(2)
	Options		Granted	Exercise	Expiration
Name	Granted		in 2002	Price(1)	Date	5%	10%

J. J. Mulva	212,900	(3)	2.34%	$47.1000	10/22/12	$6,306,297	$15,981,396
A. W. Dunham	397,545	(4)	4.36%	59.9743	02/03/12	14,994,410	37,998,778
	1,312,320	(5)	14.40%	52.2500	08/29/12	43,122,500	109,280,880
	212,900	(3)	2.34%	47.1000	10/22/12	6,306,297	15,981,396
	2,001	(6)	0.02%	49.9450	03/02/05	11,162	23,003
	2,001	(6)	0.02%	49.9450	02/06/06	16,717	35,297
	2,000	(6)	0.02%	49.9450	01/28/07	22,033	47,578
	2,001	(6)	0.02%	49.9450	02/03/08	28,143	62,356
R. E. McKee III	142,649	(4)	1.57%	59.9743	02/03/12	5,380,366	13,634,903
J. W. Nokes	142,649	(4)	1.57%	59.9743	02/03/12	5,380,366	13,634,903
R. A. Harrington	58,463	(4)	0.64%	59.9743	02/03/12	2,205,079	5,888,103
	1,665	(6)	0.02%	60.0492	01/26/03	3,333	6,665
	1,665	(6)	0.02%	60.0492	03/03/04	8,936	18,247
	1,665	(6)	0.02%	60.0492	03/02/05	14,382	30,070

(1)	The exercise price is the average of the high and low prices of ConocoPhillips common stock, or with respect to options granted prior to the merger, Conoco common stock, as reported on the NYSE on the date of the grant, in the case of initial grants, or the date of exercise of the previously held option, in the case of reload options as described in footnote 6.

(2)	Represents total appreciation over the exercise price at the assumed annual appreciation rates of 5% and 10%, compounded annually for the term of the options. SEC rules require disclosure of “potential realizable value” for illustration only. We do not intend these values to be, and you should not interpret them to be, representative of projections of future value of ConocoPhillips’ common stock or of the stock price at which our common stock may trade in the future.

(3)	These stock options have a term of 10 years and become exercisable in three equal annual installments beginning on October 22, 2003. The executive’s options are forfeited in the event he terminates his employment other than due to retirement, disability, layoff, or death. Reload rights are not attached to these options. In the event of a change in control of ConocoPhillips during the executive’s employment, all options will immediately vest and be fully exercisable.

(4)	These stock options vested on February 4, 2003 and have a term of 10 years. These options become exercisable immediately upon vesting without any additional restrictions. The executive’s options are forfeited in the event he terminates his employment other than due to retirement, disability, layoff, or death. Reload rights are not attached to these options. In the event of a change in control of ConocoPhillips during the executive’s employment, all options will immediately vest and be fully exercisable.

(5)	These stock options vest on August 30, 2004 and have a term of 10 years. These options become exercisable immediately upon vesting without any additional restrictions. The executive’s options are forfeited in the event he terminates his employment other than due to retirement, disability, layoff, or death. Reload rights are not attached to these options. In the event of a change in control of ConocoPhillips during the executive’s employment, all options will immediately vest and become exercisable.

(6)	Represents reload options to purchase common stock granted when a previously held option was exercised by tendering stock already owned. The number of reload options granted is equal to the number of shares tendered in payment of the option exercise price. The exercise price of a reload option is the average of the high and low prices of ConocoPhillips’ common stock as reported on the NYSE on the date of exercise of the previously held option. Reload options become exercisable six months from the date of grant and have a term equal to the remaining term of the previously held option. Shares acquired as a result of the reload exercise may not be sold for two years.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND YEAR-END OPTION VALUES

			Number of Shares Underlying		Value of Unexercised
	Shares		Unexercised Options at		In-the-Money Options at
	Acquired		December 31, 2002		December 31, 2002(2)
	on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

J. J. Mulva	—	—	1,454,093	1,212,900	$3,598,869	$274,641
A. W. Dunham	44,149	$2,205,091	2,887,527	1,930,768	13,266,118	274,641
R. E. McKee III	17,039	1,160,866	822,709	142,649	5,826,600	—
J. W. Nokes	—	—	491,407	142,649	2,352,467	—
R. A. Harrington	57,520	1,882,062	261,852	58,463	700,505	—

(1)	Represents the pre-tax gain, which is the difference between the market value and exercise price on the date of exercise.

(2)	Represents the closing price of ConocoPhillips common stock on December 31, 2002 of $48.39 less the exercise price for all outstanding exercisable and unexercisable options for which the exercise price is less than that closing price. Exercisable options have been held at least one year from the date of grant and/or have met any other requirements for vesting and exercisability, such as stock price hurdles. Unexercisable options have not met the applicable vesting schedules, exercisability requirements or stock price hurdles.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

The following table shows Long-Term Incentive Plan Awards established under the Omnibus Securities Plan during 2002 for the Chief Executive Officer. The other Named Executive Officers did not participate in this Plan.

Estimated Future Payouts Under
Non-Stock Price Based Plans

Performance or
		Other Period	Number of Shares
	Number of	Until Maturation
Name	Shares	or Payout(1)	Threshold	Target	Maximum

J. J. Mulva	48,625	12/31/2004	24,313	48,625	97,250

(1)	On February 10, 2003, the Compensation Committee approved an unscheduled payout of awards for Performance Period X for the period January 1, 2002 through December 31, 2004.

Retirement Plans

Heritage Conoco Employees

Retirement benefits for former Conoco employees are provided under the Retirement Plan of Conoco, and are based on an employee’s years of service and average monthly pay during the employee’s three highest paid years. “Average monthly pay” for this purpose includes regular compensation and 100% of annual variable compensation payments, but excludes other bonuses and compensation in excess of limits imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Code limits the amount of annual benefits which may be payable from the pension trust. Retirement benefits in excess of these limitations are paid from ConocoPhillips’ general revenues under separate, non-funded pension restoration plans. Normal retirement age is 65, but a participant may retire as early as age 50 and receive a reduced benefit.

Heritage Phillips Employees

Retirement benefits for former Phillips employees are provided under the Phillips Retirement Income Plan. Benefits are computed according to several formulas. Officers, including executive officers, generally receive benefits under a final average earnings formula. Benefits are based on years of service and the average of a participant’s highest three consecutive calendar years’ salary and awards paid under the Annual Incentive Compensation Plan in the ten years preceding retirement. Normal retirement age is 65, but a participant may retire as early as age 55 and receive a reduced benefit.

The Retirement Income Plan may not provide benefits above a maximum amount or include in benefit computations compensation in excess of limits imposed by the Code and Annual Incentive Compensation Plan Awards that are deferred or salary that is voluntarily reduced under our deferral program. We make supplemental payments under the pension restoration plans using (a) compensation that is not eligible due to Code maximums and deferrals, (b) the highest three of the last ten years Annual Incentive Compensation Plan Awards, without the requirement that they be consecutive, and (c) the value of the special recognition award for Mr. Mulva in 2000 shown in footnote 6 of the Summary Compensation Table and the value of the restricted stock award granted in 2000 when the restrictions lapse in 2005.

PENSION PLAN TABLE

The Pension Plan Table below shows the maximum estimated straight-life annual benefits payable at age 65 for the final average earnings indicated, prior to reductions required by the companies’ plans for Social Security benefits. The current years of service, as of December 31, 2002, for the Named Executive Officers for retirement benefit purposes are: Mr. Mulva, 31 years; Mr. Dunham, 36 years; Mr. McKee, 35 years; Mr. Nokes, 32 years; and Mr. Harrington, 23 years.

	Years of Credited Service at Normal Retirement

Salary and Bonus	20	25	30	35	40

750,000	240,000	300,000	360,000	420,000	480,000
1,250,000	400,000	500,000	600,000	700,000	800,000
1,750,000	560,000	700,000	840,000	980,000	1,120,000
2,250,000	720,000	900,000	1,080,000	1,260,000	1,440,000
2,750,000	880,000	1,100,000	1,320,000	1,540,000	1,760,000
3,250,000	1,040,000	1,300,000	1,560,000	1,820,000	2,080,000
3,750,000	1,200,000	1,500,000	1,800,000	2,100,000	2,400,000
4,250,000	1,360,000	1,700,000	2,040,000	2,380,000	2,720,000
4,750,000	1,520,000	1,900,000	2,280,000	2,660,000	3,040,000
5,250,000	1,680,000	2,100,000	2,520,000	2,940,000	3,360,000
5,750,000	1,840,000	2,300,000	2,760,000	3,220,000	3,680,000
6,250,000	2,000,000	2,500,000	3,000,000	3,500,000	4,000,000
6,750,000	2,160,000	2,700,000	3,240,000	3,780,000	4,320,000
7,250,000	2,320,000	2,900,000	3,480,000	4,060,000	4,640,000
7,750,000	2,480,000	3,100,000	3,720,000	4,340,000	4,960,000

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information about ConocoPhillips’ common stock that may be issued under all of our existing equity compensation plans as of December 31, 2002:

Number of Securities
	to be Issued Upon	Weighted Average
	Exercise of	Exercise Price of	Number of Securities
	Outstanding Options,	Outstanding Options,	Remaining Available
Plan Category(1)	Warrants and Rights	Warrants and Rights(2)	for Future Issuance

Equity compensation plans approved by security holders(3)	23,991,327 (4)	$47.88	33,351,703 (5)
Equity compensation plans not approved by security holders	—	—	—

Total	23,991,327	$47.88	33,351,703

(1)	Excludes options to purchase 19,823,327 shares of ConocoPhillips common stock, at a weighted average exercise price of $47.38, and 877,688 restricted stock units granted under equity compensation plans of Conoco and of Phillips assumed in connection with the merger. Upon consummation of the merger, all outstanding options to purchase and restricted stock units payable in common stock of Conoco and Phillips were converted into options to purchase or rights to receive shares of ConocoPhillips common stock. No additional awards may be granted under these plans.

(2)	Weighted average exercise price of outstanding options; excludes restricted stock units.

(3)	These plans consist of the 2002 Omnibus Securities Plan of Phillips Petroleum Company, which was approved by the stockholders of Phillips, and the 1998 Stock and Performance Incentive Plan of ConocoPhillips and the 1998 Key Employee Stock Performance Incentive Plan of ConocoPhillips, which were approved by the stockholders of Conoco. Each of these plans was assumed in the merger agreement that was adopted by the stockholders of Conoco and Phillips.

(4)	Includes an aggregate of (a) 477,352 restricted stock units that are distributable after three years, at termination of employment or as determined by the Compensation Committee, and (b) 230,697 shares underlying stock units, payable in common stock on a one-for-one basis, credited to stock unit accounts under our deferred compensation arrangements. In addition, up to 40,201 additional shares, which are not included in the table above, are issuable pursuant to outstanding performance units based on the price of our common stock on May 8, 2005.

(5)	The securities remaining available for issuance may be issued in the form of stock options, stock appreciation rights, stock awards, stock units and performance shares. The shares remaining available for issuance may be used for any of these types of awards, except that, under the 2002 Omnibus Securities Plan of ConocoPhillips, awards (other than options and stock appreciation rights) with respect to no more than 2,874,674 shares may be awarded over the life of the plan.

Stock Performance Graph

      This graph shows ConocoPhillips’ cumulative total stockholder return over the five-year period from December 31, 1997 to December 31, 2002. The graph reflects total stockholder return for Phillips from December 31, 1997 to August 30, 2002, and for ConocoPhillips from September 3, 2002 to December 31, 2002. August 30, 2002 was the last day of trading on the NYSE of Phillips stock, and September 3, 2002 was the first day of trading on the NYSE of ConocoPhillips stock. Although the merger was a combination of equals, we are showing combined Phillips-ConocoPhillips stockholder returns because ConocoPhillips does not have a five-year history as a public company. The graph also shows the cumulative total returns for the same five-year period of the S&P 500 Index; and old peer group of companies consisting of ENI, Occidental, Amerada Hess, Unocal, Marathon, ExxonMobil, ChevronTexaco, Royal Dutch/ Shell Group, BP, TotalFinaElf and Repsol; and a new peer group of companies consisting of ExxonMobil, ChevronTexaco, Royal Dutch/ Shell Group, BP and TotalFinaElf. After the merger, we reevaluated the composition of our peer group and determined that a change was appropriate. Our new peer group is composed of the major integrated energy companies which are similar in size to us and represent our competitors in our worldwide operations. The comparison assumes $100 was invested on December 31, 1997 in Phillips stock (which was converted on a one-for-one basis into ConocoPhillips stock on August 30, 2002), in the S&P 500 Index and in each of the peer groups shown and assumes that all of the dividends were reinvested.

Five-Year Cumulative Total Stockholder Returns

Five Years Ended December 31, 2002

	December 31

	Initial	1998	1999	2000	2001	2002

Phillips/ ConocoPhillips	$100.00	$90.31	$102.47	$127.28	$138.14	$114.01
S&P 500	$100.00	$128.58	$155.63	$141.46	$124.65	$97.10
New Peer Group	$100.00	$106.02	$131.51	$132.45	$123.64	$112.37
Old Peer Group	$100.00	$106.14	$127.96	$129.64	$121.77	$113.25

Employment Agreements

What are the terms of employment agreements with our executive officers?

      We have entered into employment agreements with each of Archie W. Dunham and James J. Mulva. Mr. Dunham’s employment agreement expires on October 1, 2004. Mr. Mulva’s employment agreement has an initial term of three years (expiring on August 30, 2005), but is automatically extended by one year on August 30 of each year, unless either party has given 60 days notice that the agreement will not be extended. Mr. Mulva’s agreement will not be extended beyond the end of the month in which he attains the age of 65.

      During Mr. Dunham’s term of employment, he will be a senior executive employee of ConocoPhillips, a member and Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors. At the conclusion of Mr. Dunham’s term of employment, he will retire as an employee and as Chairman, but shall remain a member of the Board of Directors and a member of the Executive Committee of the Board of Directors until his 70th birthday (or earlier retirement from such positions).

      During Mr. Mulva’s term of employment, he will serve as Chief Executive Officer and President, a member of the Board of Directors and Chairman of the Board of Directors, beginning when Mr. Dunham ceases to hold that position. At the conclusion of Mr. Mulva’s term of employment, he will retire as Chief Executive Officer and President. Prior to October 1, 2004, Mr. Mulva’s duties and responsibilities may be terminated or diminished only upon the affirmative vote of two-thirds of the Board of Directors. Both Mr. Dunham’s and Mr. Mulva’s continued membership on the Board of Directors is subject to periodic re-election by our stockholders.

      Mr. Dunham and Mr. Mulva are each entitled to an annual base salary of not less than his annual base salary in effect immediately prior to the merger, bonuses and long-term equity-based compensation that are competitive with industry practices, and participation in the most favorable incentive, retirement, welfare and other benefits we offer to our senior executives, including term life insurance in an amount equal to four times his annual base salary and financial and tax planning services and reimbursement for any taxes incurred as a result of such insurance, financial and tax planning services. In general, during the term of Mr. Dunham’s employment, both Mr. Dunham’s and Mr. Mulva’s compensation and benefits will be, both in the aggregate and with respect to each element of compensation and benefits, the same.

      Each executive has agreed not to terminate his employment within six months following a change of control of ConocoPhillips, other than as a result of retirement, for good reason or disability. During the term of the respective agreements, if we terminate the executive’s employment other than for death, disability or cause, or if the executive resigns for good reason, then the executive will receive a lump sum cash payment equal to the sum of:

•	his salary, unused vacation and, for Mr. Dunham, deferred compensation, accrued to the date of termination;

•	a pro rata bonus for the year in which the termination occurs;

•	the sum of the salary and bonus that would have been payable to him through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva), based on his then current salary and an annual bonus equal to the average of the two highest annual bonuses awarded him within the last three fiscal years; and

•	the value of the additional retirement benefit he would have received had he continued to be our employee through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva).

      In addition, each executive will receive:

•	grants of options, restricted stock and other compensatory awards he would have received through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva), based on the average of the grants of options, restricted stock and other compensatory awards he received in the preceding three years (other than the grants received by each executive in connection with the merger);

•	vesting of, and termination of restrictions on, any unvested equity or performance-based awards, and the remaining term for exercise of his stock options will not be less than one year or, if shorter, until the date they would have expired had his employment continued through the remaining term of his agreement (for Mr. Dunham) or for an additional three years (for Mr. Mulva); and

•	welfare and other benefits through the later of three years following the date of termination of his employment and the date the executive attains age 70, which is referred to as the “benefits continuation period.”

      Moreover, if a change of control of ConocoPhillips precedes or occurs within one year following the termination date, each executive will have the right to cash out his equity-based compensation awards at the most favorable price paid by specified persons during the six-month period prior to the change of control. Each executive will also receive during his lifetime tax and financial planning benefits with related income tax gross-ups so long as he or his family hold ConocoPhillips stock options.

      In addition, if Mr. Dunham’s employment is terminated under circumstances described above, he will receive the following additional benefits, which are referred to as “post-employment compensation,” during the benefits continuation period:

•	continued participation in the director’s charitable gift program;

•	continued participation in welfare benefit plans and fringe benefits arrangements applicable as if he had remained employed;

•	continued coverage under the comprehensive security program applicable during employment, including both company provided air and ground transportation and home security protection (and a tax gross-up for any taxes incurred as a result of such continued coverage); and

•	continued participation in the ConocoPhillips domestic relocation policy with respect to a single relocation.

      If Mr. Dunham remains employed through the expiration of the term of his employment, upon any termination of his employment thereafter, he is entitled to vesting of, and termination of restrictions on, any unvested equity or performance-based awards. In addition, upon such a termination, Mr. Dunham will receive his post-employment compensation. Mr. Mulva’s stock options and other equity-based awards will also vest upon termination of his employment at or after the expiration of the agreement.

      Mr. Dunham’s and Mr. Mulva’s employment agreements provide that they will be entitled to receive additional payments sufficient to compensate them for the amount of any excise tax imposed on any payments or benefits or otherwise pursuant to Section 4999 of the Code and for any taxes imposed on that additional payment.

      Mr. Dunham’s former employment agreement with Conoco provided substantially similar benefits to those set forth above, and would have allowed Mr. Dunham to terminate his employment with Conoco in connection with the merger. As an inducement for Mr. Dunham to enter into the employment agreement with ConocoPhillips, and in lieu of any compensation and benefits that would have been payable to Mr. Dunham under his former employment agreement with Conoco in connection with the merger, Mr. Dunham received, at the completion of the merger on August 30, 2002, a cash lump sum of $16.2 million, and a tax gross-up payment of $8.9 million. In addition, Mr. Dunham received grants of 1,312,320 options and 32,363 vested stock units. The amounts of these benefits were calculated substantially as set forth above, except that they were based on the amount of salary, bonus, retirement benefits, options and restricted stock Mr. Dunham would have received had his employment with Conoco continued an additional three years. Further, all previously awarded but unvested equity or performance-based awards vested, and any restrictions on those awards terminated. The term during which those awards may be exercised by Mr. Dunham was extended until the earlier of (a) the August 30, 2003 or (b) the date upon which the right to exercise any such award would have expired if Mr. Dunham had continued to be employed by Conoco under the terms of his former employment agreement with Conoco for an additional three years. Any option grants made upon completion of the merger will not, however, vest until August 30, 2004, subject to earlier vesting upon the occurrence of a change of control of ConocoPhillips or a termination of Mr. Dunham’s employment without cause or for good reason. Mr. Dunham will receive welfare and other benefits continuation until August 30, 2004, and will also continue to receive at no cost to him, until the earlier of Mr. Dunham’s death or the expiration or exercise of all his company stock options, the financial and tax planning and life insurance benefits afforded during employment.

      In connection with Mr. Mulva’s relocation to Houston, Texas, pursuant to his employment agreement, Phillips provided Mr. Mulva with the home sale assistance that he would have received had he been eligible for such assistance under the Phillips Work Force Stabilization Plan described under “Severance Arrangements” below.

Severance Arrangements

What are the terms of any severance arrangements with our executive officers?

      Severance arrangements for executive officers are currently provided under the severance plans of Conoco and Phillips.

Severance Arrangements for Former Conoco Employees

      The Key Employee Severance Plan covers executives who were formerly key employees of Conoco. The plan provides that if the employment of a participant in the plan is terminated (1) within two years of a “change in control” of Conoco, or (2) after a “potential change in control” of Conoco but prior to a change in control, whether or not a change in control ever occurs, in either case by Conoco or its affiliates other than for cause, or by the participant for good reason, as such terms are defined in the plan, upon executing a general release of liability, the participant will be entitled to:

•	a lump-sum cash payment equal to one-and-one-half, two, or three times the sum of the employee’s base salary, previous year’s bonus, and economic equivalent of the most recent annual guideline stock option award;

•	a lump-sum cash payment equal to the present value of the increase in retirement benefits that would result from the crediting of an additional one-and-one-half, two, or three years to the employee’s number of years of age and service under the applicable retirement plan;

•	36 months of welfare benefits continuation;

•	a pro rata portion of the annual bonus for which the employee is eligible in the year of termination; and

•	if necessary, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to Section 4999 of the Code and for any taxes imposed on this additional payment.

      Prior to October 19, 2005, the Key Employee Severance Plan may not be amended or terminated if such amendment would be adverse to the interests of any eligible employee, without the employee’s written consent. Amounts payable under the plan will be in lieu of any payments or benefits that may be payable to the severed employee under any other plan, policy or program of Conoco or its affiliates relating to severance.

Severance Arrangements for Former Phillips Employees

      The Executive Severance Plan pays severance benefits to participants, including Phillips’ former executive officers, if their employment terminates within two years after a “change of control” of Phillips either (1) by Phillips or its affiliates, other than for death, disability, transfer to another employer, retirement, cause, as a result of certain sales of subsidiaries or divisions, or (2) by the participant, within 90 days of an event constituting good reason.

      “Group one” participants in the plan, which include Phillips’ former Executive Vice Presidents and Senior Vice Presidents, receive severance benefits based on three years’ pay, and “group two” participants, including Phillips’s former Vice Presidents, receive benefits based on two years’ pay. The severance benefits under the plan consist of:

•	a lump-sum cash payment of two or three times the sum of the participant’s base salary and the greater of (a) the last incentive bonus paid to the participant before the termination date or (b) the highest incentive bonus target award for the calendar year of the termination date;

•	18 months of health plan benefits continuation at employee rates;

•	credit for additional years of service under Phillips’ or ConocoPhillips’ retirement plans based upon the number of years represented by the lump-sum cash payment, and the portion of such lump-sum payment representing severance benefits from termination through the end of the calendar year of termination will be treated as pensionable earnings; and

•	if the participant’s payments or benefits exceed 110 percent of the maximum amount the participant can receive without being subjected to the excise taxes, a gross-up payment sufficient to compensate the participant for the amount of any excise tax imposed on payments made under the plan or otherwise pursuant to Section 4999 of the Code and for any taxes imposed on this additional payment. Otherwise, amounts payable under the plan will be reduced to the maximum amount permissible to avoid imposition of the tax.

      In addition, if a participant institutes legal action to obtain or enforce any right or benefit under the severance plan, Phillips will reimburse the participant’s reasonable costs and expenses relating to the legal action, including legal fees and expenses, unless a court determines that the participant’s position was frivolous. Finally, participants who relocate to secure new employment are entitled to the home sale assistance benefits provided under the Phillips Work Force Stabilization Plan (as described below).

      Work Force Stabilization Plan. The Work Force Stabilization Plan provides that all eligible heritage Phillips employees, including executive officers, who are laid off within two years after a change of control of Phillips and who execute a general release of liability are entitled to severance benefits equal to four weeks’ pay for each year of service, subject to a maximum of 104 weeks. “Pay” is determined by adding the employee’s current base salary, regularly scheduled overtime pay and most recent incentive bonus award (or target incentive bonus award for the calendar year of termination, if greater). Work Force Stabilization Plan benefits payable to employees who also participate in the Executive Severance Plan are reduced by the amount of benefits those employees receive under the Executive Severance Plan.

      Company sponsored health plan benefits are continued at employee rates for eligible employees for a minimum of six months to a maximum of eighteen months depending on years of service. The period of time which severance benefits cover would be added to service for purposes of calculating the heritage Phillips final average earnings formula in the ConocoPhillips Retirement Plan, and all affected employees would immediately be vested in the retirement plan. In addition, eligible affected employees can require ConocoPhillips to purchase their principal residences under a formula-pricing arrangement intended to protect them from loss of value, and could receive reimbursement of legal expenses incurred in connection with certain claims for benefits under the plan.

Effect of Merger on Severance Arrangements

      The merger constituted a change in control under each of the severance plans discussed above. To address and eliminate the financial incentives under the plan for Messrs. McKee and Nokes to terminate their employment with ConocoPhillips within 30 days of the first anniversary of Conoco stockholder approval of the merger, and in exchange for the agreement by those executives to waive their rights under the plan with respect to the merger, Conoco paid Messrs. McKee and Nokes the amount that would have been payable to them under the terms of Conoco’s Key Employee Severance Plan. Such payments are detailed in footnote 1 to the table captioned “Summary Compensation Table” beginning on page 20.

Stock Ownership

Holdings of Major Stockholders

The following table sets forth certain information regarding the beneficial ownership as of March 10, 2003 of shares of ConocoPhillips common stock by each person or entity known to ConocoPhillips to be a beneficial owner of 5% or more of ConocoPhillips common stock outstanding and entitled to vote.

	Common Stock

	Number of	Percent
Name and Address	Shares	of Class

AXA Financial, Inc.(1)	42,263,868	6.0%
1290 Avenue of the Americas
New York, New York 10104

FMR Corp.(2)	36,181,447	5.1%
82 Devonshire Street
Boston, Massachusetts 02109

Vanguard Fiduciary Trust Company(3)	62,497,897	8.9%
500 Admiral Nelson Blvd.
Malvern, Pennsylvania 19335

(1)	Based on a Schedule 13G filed with the SEC on February 12, 2003 by AXA Financial, Inc., on behalf of itself, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle, and AXA. Includes 42,025,794 shares beneficially owned by Alliance Capital Management L.P. and 51,243 shares beneficially owned by The Equitable Life Assurance Society of the United States, each of which are subsidiaries of AXA Financial, Inc. and operate under independent management. Also includes 126,700 shares beneficially owned by AXA Investment Managers Paris (France), 36,999 shares beneficially owned by AXA Investment Managers UK Ltd, 21,900 shares beneficially owned by AXA Investment Managers Den Haag, 532 shares beneficially owned by AXA Konzern AG (Germany), and 700 shares beneficially owned by AXA Rosenberg Investment Management LLC, each of which are subsidiaries of AXA.

(2)	Based on a Schedule 13G filed with the SEC on February 13, 2003 by FMR Corp. on behalf of itself, Mr. Edward C. Johnson III, chairman of FMR Corp., Ms. Abigail P. Johnson, a director of FMR Corp., and Fidelity Management and Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. Includes 32,167,396 shares beneficially owned by Fidelity, which acts as an investment advisor to various registered investment companies (the “Fidelity Funds”), 2,235,943 shares beneficially owned by Fidelity Management Trust Company (“FMT”), a wholly owned subsidiary of FMR, and 1,769,771 shares beneficially owned by Fidelity International Limited (“FIL”), a company of which Mr. Johnson is the chairman, although FMR disclaims beneficial ownership of shares owned by FIL. Each of Mr. Johnson and FMR Corp., through the control of Fidelity and FMT, has sole power to dispose of 34,403,339 shares and sole voting power with respect to 2,042,656 shares. Each of the Fidelity Funds’ boards of trustees has voting power over the shares held by each fund. Mr. Johnson and Ms. Johnson, who together own 36.5% of the outstanding voting stock of FMR Corp., may be deemed to be part of a controlling group with respect to FMR Corp.

(3)	Based on a Schedule 13G filed with the SEC on February 13, 2003 by Vanguard Fiduciary Trust Company, in its capacity as trustee for the ConocoPhillips Savings Plan, the Retirement Savings Plan of Phillips Petroleum Company, the Tosco Corporation Capital Accumulation Plan and the ConocoPhillips Store Savings Plan (collectively, the “Plans”) and the ConocoPhillips Compensation and Benefits Trust (the “CBT”) with shared voting power. Vanguard and the Plans have disclaimed beneficial ownership of the shares held by Vanguard as trustee of the Plans and the CBT. Vanguard votes shares held by the Plans, which represent the allocated interests of participants, in the manner directed by individual participants. Participants in the Plans are appointed by ConocoPhillips as fiduciaries entitled to direct the trustee as to how to vote allocated shares which are not directed in these Plans and unallocated shares held by the ConocoPhillips Stock Savings Plan. Such shares are allocated pro rata among participants accepting their fiduciary appointment and are voted by the trustee as directed by the participant fiduciaries. The trustee will vote other shares held by the Plans at its discretion only if required to do so by ERISA. Vanguard votes shares held by the CBT only in accordance with the pro rata directions of eligible domestic employees and the trustees of certain international stock plans of ConocoPhillips.

Holdings of Officers and Directors

The following table sets forth the number of shares of common stock beneficially owned on February 28, 2003, by each ConocoPhillips director, by each Named Executive Officer and by all directors and executive officers as a group:

	Common Stock

		Percent
Name	Number of Shares(1)	of Class

Richard H. Auchinleck	8,406	*
Norman R. Augustine	28,151	*
David L. Boren	11,169	*
Kenneth M. Duberstein	11,337	*
Archie W. Dunham(2)	3,707,909	*
Ruth R. Harkin(3)	13,695	*
Rick A. Harrington	343,308	*
Larry D. Horner	25,221	*
Charles C. Krulak	10,469	*
Robert E. McKee III(4)	1,064,187	*
Frank A. McPherson	14,591	*
James J. Mulva(5)	2,211,766	*
Jim W. Nokes	686,660	*
William K. Reilly	16,424	*
William R. Rhodes	33,315	*
J. Stapleton Roy	2,948	*
Randall L. Tobias	22,907	*
Victoria J. Tschinkel(6)	22,988	*
Kathryn C. Turner	15,656	*
Directors and Executive Officers as a Group (24 persons)	9,101,600	1.3%

*	Less than 1%.

(1)	Includes restricted or deferred stock units, the following number of which may be voted or sold only upon passage of time: Mr. Auchinleck — 6,526; Mr. Augustine — 16,876; Mr. Boren — 10,119; Mr. Duberstein — 9,493; Mr. Dunham — 259,225; Ms. Harkin — 3,921; Mr. Harrington — 15,332; Mr. Horner — 17,246; Mr. Krulak — 8,462; Mr. McKee — 16,457; Mr. McPherson — 4,500; Mr. Mulva — 699,557; Mr. Nokes — 29,025; Mr. Reilly — 8,224; Mr. Rhodes — 3,921; Mr. Roy — 1,885; Mr. Tobias — 13,832; Ms. Tschinkel — 14,290; and Ms. Turner — 10,226. Also includes beneficial ownership of the following number of shares of common stock which may be acquired within 60 days of February 28, 2003 through stock options awarded under compensation plans: Mr. Duberstein — 2,007; Mr. Dunham — 3,285,072; Ms. Harkin — 5,890; Mr. Harrington — 318,650; Mr. Krulak — 2,007; Mr. McKee — 965,358; Mr. McPherson — 5,890; Mr. Mulva — 1,428,589; Mr. Nokes — 634,056; Mr. Reilly — 5,890; and Mr. Rhodes — 5,890.

(2)	Includes 39,566 shares of common stock held in Dunham Management Trust, a revocable grantor trust.

(3)	Includes 23 shares of common stock owned by Ms. Harkin’s daughter.

(4)	Includes 57,903 shares of common stock owned by the McKee Family Trust.

(5)	Includes 20,101 shares of common stock issuable in connection with performance units, which may not be voted or sold until May 8, 2005. The actual number of shares of common stock payable with respect to these performance units varies from 11,998 to 20,101 depending upon the price of our common stock on May 8, 2005.

(6)	Includes 6,770 shares of common stock owned by the Erica Tschinkel Trust and 171 shares of common stock owned jointly with Ms. Tschinkel’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires ConocoPhillips’ directors and executive officers, and persons who own more than 10% of a registered class of ConocoPhillips’ equity securities, to file reports of ownership and changes in ownership of ConocoPhillips common stock with the SEC and the NYSE, and to furnish ConocoPhillips with copies of the forms they file.

      To ConocoPhillips’ knowledge, based solely on a review of the copies of such reports furnished to it and written representations of our officers and directors, during the year ended December 31, 2002, all Section 16(a) reports applicable to its officers and directors were filed on a timely basis except for a Form 4 filed on behalf of Phillip L. Frederickson, which was filed late.

Certain Relationships and Related Transactions

      Mr. McPherson’s adult son, Kenneth McPherson, has been an employee of ConocoPhillips for 22 years. Currently, he is a non-executive employee of one of our foreign subsidiaries, for which he received aggregate compensation of $325,716 in 2002. The components of his compensation included his base salary and bonus, as well as expatriate supplements, allowances and tax reimbursements which represent a substantial amount of his total compensation.

Proposal To Ratify the Appointment of Ernst & Young LLP

(Proposal 2 on the Proxy Card)

What am I voting on?

      You are voting on a proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for 2003. The Audit and Compliance Committee has appointed Ernst & Young to serve as independent auditors.

What services do the independent auditors provide?

      Audit services of Ernst & Young for fiscal 2002 included an audit of our consolidated financial statements and services related to periodic filings made with the SEC. Additionally, Ernst & Young provided certain services related to the consolidated quarterly reports and annual and other periodic reports and other services as described in the next question.

How much were the independent auditors paid for 2002 and 2001?

      Ernst & Young’s fees for professional services totaled $12.2 million for 2002 and $7.4 million for 2001. Ernst & Young’s fees for professional services included the following:

•	Audit Services — fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory audits, accounting consultations, subsidiary audits and related matters, were $7.8 million in 2002 and $5.8 million in 2001.

•	Audit-Related Services — fees for audit-related services, which consisted of benefit plan audits and special reports, were $0.8 million in 2002 and $0.5 million in 2001.

•	Tax Services — fees for tax services, which primarily related to tax consulting and compliance services and expatriate tax services, were $2.9 million in 2002 and $0.9 million in 2001.

•	Other Services — fees for other services, which primarily related to financial planning assistance for employees, certain actuarial services and forensic audit services, were $0.7 million in 2002 and $0.2 million in 2001.

      The Audit and Compliance Committee has considered whether the non-audit services provided to ConocoPhillips by Ernst & Young impaired the independence of Ernst & Young and concluded that they did not.

Will a representative of Ernst & Young be present at the meeting?

      Yes, one or more representatives of Ernst & Young will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

What vote is required to approve this proposal?

      Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If the appointment of Ernst & Young is not ratified, the Audit and Compliance Committee will reconsider the appointment.

THE AUDIT AND COMPLIANCE COMMITTEE RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THIS PROPOSAL

Solicitation by Board; Expenses of Solicitation

      Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. In addition, we have hired D.F. King & Co., Inc. to assist us in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying D.F. King and Co., Inc. a fee of $13,500, plus expenses.

Submission of Future Stockholder Proposals

      Under SEC rules, a stockholder who intends to present a proposal, including the nomination of directors, at the 2004 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than December 6, 2003.

      Stockholders who wish to propose a matter for action at the 2004 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify ConocoPhillips in writing of the information required by the provisions of ConocoPhillips’ by-laws dealing with stockholder proposals. The notice must be delivered to ConocoPhillips’ Corporate Secretary between January 7, 2004 and February 6, 2004. You can obtain a copy of ConocoPhillips’ by-laws by writing the Corporate Secretary at the address below, or via the Internet at www.conocophillips.com.

      All written proposals should be directed to E. Julia Lambeth, Corporate Secretary, ConocoPhillips, 600 North Dairy Ashford, Houston, Texas 77079.

      The Committee on Directors’ Affairs is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by stockholders. If you wish to have the Committee on Directors’ Affairs consider a nominee for director, you must send a written notice to ConocoPhillips’ Corporate Secretary at the address provided above.

Availability of Form 10-K and Annual Report to Stockholders

      SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or via the Internet at www.conocophillips.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Householding

      The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

      As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder may contact their broker or send a written request to ConocoPhillips Shareholder Relations Department, P.O. Box 2197, Houston, Texas 77079-2197 or may telephone us at (281) 293-6800.

Other Matters

      The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A

Audit and Compliance Committee Charter

Purpose

The Audit and Compliance Committee (the “Committee”) is appointed by the Board of Directors (“Board”) of ConocoPhillips (the “Company”) to assist the Board in fulfilling its oversight responsibilities by performing the following:

•	Discuss with management, the independent auditors, and the internal auditor the integrity of the Company’s accounting policies, internal controls, corporate governance, financial statements, financial reporting practices and significant corporate risk exposures, and steps management has taken to monitor, control and report such exposures.

•	Monitor the qualifications, independence and performance of the Company’s independent auditors and internal auditors;

•	Monitor the Company’s overall direction and compliance with legal and regulatory requirements and corporate governance including its code of business conduct and ethics.

•	Maintain open and direct lines of communication with the Board and Company’s management, internal auditors and independent auditors.

Authority

The Committee will have the authority to retain special legal, accounting or other experts for advice, consultation or special investigation. The Committee may request any officer or employee of the Company, the Company’s outside legal counsel, or the independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee. The Committee may also, to the extent it seems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company. The Committee will have full access to the books, records and facilities of the Company.

Responsibilities

In carrying out its oversight responsibilities, the Committee shall, to the extent it deems necessary or appropriate:

Financial Statement and Disclosure Matters

1.	Review and discuss the annual audited financial statements, including disclosures made in Management’s Discussion and Analysis, with management and the independent auditors, and make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial results prior to the filing of the Form 10-Q, including disclosures made in Management’s Discussion and Analysis, the results of the independent auditors’ review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or Generally Accepted Accounting Principles (GAAP) methods on the Company’s financial statements.

4.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures related to the Company’s financial statements.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Discuss with the independent auditors the matters required to be discussed by American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 61 (Communication with Audit Committees). In particular, discuss:

•	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

•	The management letter provided by the independent auditor and the Company’s response to that letter.

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Independent Auditor Matters

7.	Approve the appointment of the independent auditor, which firm is ultimately accountable to the Audit and Compliance Committee of the Board, as the shareholders’ representatives. Determine and approve audit engagement fees and other compensation to be paid to independent auditors.

8.	Review the experience and qualifications of the senior members of the independent auditor’s team.

9.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor.

10.	Ensure that neither the lead audit partner nor the reviewing audit partner perform audit services for the Company for more than five (5) consecutive fiscal years.

11.	Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

12.	Set policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account during the preceding five-year period and ensure that no person employed by the independent auditor during the preceding one-year period is hired as a chief executive officer, controller, chief financial officer, chief accounting officer, or any equivalent position for the Company.

13.	Discuss with the engagement partner of the independent auditor issues on which he or she was consulted by the Company’s audit team and matters of audit quality and consistency.

14.	Determine whether to retain or terminate the independent auditor and inform the Board of its decision.

15.	Approve, and discuss the scope and approach of, all auditing services (including comfort letters and statutory audits) and any non-audit work to be undertaken by the independent auditor prior to the performance of such work and disclose any such approvals in the Company’s periodic filings.

Internal Audit Matters

16.	Review the internal audit process for establishing the annual internal audit plan and the focus on risk.

17.	Discuss annually (and obtain input from the senior internal auditor executive) the charter, budget, organizational structure, responsibilities, and qualifications of the internal audit staff.

18.	Discuss and approve the appointment, replacement, or dismissal of the senior internal auditor executive.

19.	Discuss significant reported issues to management prepared by the internal audit department and management’s responses to such issues/recommendations.

20.	Discuss written reports to the Committee prepared by the internal audit department evaluating internal controls and risks.

Internal Controls

21.	Discuss with the independent auditors and internal auditors:

•	The adequacy and effectiveness of the Company’s internal controls, including computerized information system controls and security, and consider any recommendations for improvement of such controls.

•	Any related significant findings and recommendations of the external and internal auditors together with management’s responses.

Legal and Tax Matters

22.	Discuss with management (including the General Counsel) the status of significant legal and tax matters that could have a material impact on the Company’s financial statements.

Compliance Matters

23.	Obtain from the independent auditor assurance that Section 10A (a) through (f) of the Securities and Exchange Act of 1934, as amended, has not been implicated.

24.	Discuss with management, the independent auditor and the internal auditor the Company’s compliance with applicable laws and regulations and any material reports, correspondence or inquiries from regulatory or government agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

25.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements, legal business policies, regulatory requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

26.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Risk Management

27.	Meet periodically with management to discuss the Company’s major risk exposures and the steps taken to insure appropriate processes are in place to identify, manage, and control business risks associated with the Company’s business objectives.

28.	Discuss with management, significant risk management failures, if any, including management’s response.

Membership

The members of the Committee shall be appointed by the Board on the recommendation of the Directors’ Affairs Committee, and shall be comprised of three or more Directors (as determined from time to time by the Board). The Committee shall comply with the independence and experience requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and any other applicable laws.

In fulfilling their responsibilities, it is recognized that members of the Committee are not full-time employees of the Company. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing, legal, or accounting reviews or procedures. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements.

Unless he or she believes to the contrary (in which case, he or she will advise the committee of such belief), each member of the Committee shall be entitled to assume and rely on (1) the integrity of those persons and organizations within and outside the Company that it receives information from and (2) the accuracy of the financial, legal, safety, health and environment, and other information provided to the Committee by such persons or organizations.

Meetings

Except as otherwise required by the By-Laws or the Certificate of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

The Chairperson of the Committee shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

The Committee shall make regular reports to the Board, and all actions of the Committee shall be reported to the Board at the next regular meeting of the Board. The Secretary or an Assistant Secretary of the Company shall keep the minutes of the Committee, which shall be distributed to all Board members.

The Committee shall meet at least quarterly with management, the internal auditors, and the independent auditors in separate executive sessions.

Miscellaneous

The Committee shall review and reassess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval.

The Committee shall annually review its own performance.

The Committee shall prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement. The Committee shall also perform such other duties as may be assigned to it from time to time by the Board.

Nothing in this Charter shall be deemed to amend the provisions of the By-Laws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the By-Laws.

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

FROM DOWNTOWN HOUSTON

Omni Houston Hotel Westside

13210 Katy Freeway
Houston, Texas 77079
(281) 558-8338

•	Take I-10 West 3 miles past Sam Houston Tollway.

•	Exit Eldridge Parkway, Exit 753A.

•	Turn right (north) on Eldridge Parkway.

•	The hotel will be immediately on your left.

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting May 6, 2003

     The undersigned hereby appoints ARCHIE W. DUNHAM, J.J. MULVA AND E. JULIA LAMBETH as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company’s Annual Stockholders’ Meeting to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

This Proxy is Continued on the Reverse Side
Please Sign on the Reverse Side and Return Promptly

Comments:

- FOLD AND DETACH HERE -

YOUR VOTE IS IMPORTANT!
You can vote in one of three ways:

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone		Internet		Mail
1-800-435-6710		http://www.eproxy.com/cop

Call toll-free 1-800-435-6710		Use the Internet to vote your		Mark, sign and date your proxy
on a touch-tone telephone in the		proxy. Have your proxy card		card and return it promptly in
United States, Puerto Rico or	OR	in hand when you access the	OR	the enclosed envelope.
Canada, and follow the		web site. You will be
instructions on the reverse side		prompted to enter your
There is NO CHARGE to you		control number, located in
for this call.		the box below, to create and
submit an electronic ballot.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your proxy card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your proxy card in the mail, regardless of your election.

If you vote your proxy by telephone or on the Internet, you do NOT need to mail back your proxy card.

This Proxy will be voted or not voted as you direct below. In the absence of	Please mark
such direction, it will be voted FOR Proposals 1 and 2.	your votes as	☒
indicated in
this example

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 — ELECTION OF CLASS I DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	Proposal 2- RATIFICATION OF APPOINTMENT OF	By checking the box to the right, I consent to future delivery of annual	☐
					INDEPENDENT AUDITORS	reports, proxy statements, prospectuses and other materials
01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	04 Victoria J. Tschinkel 05 Kathryn C. Turner	FOR ☐	AGAINST ☐	ABSTAIN ☐	and shareholder communications electronically via the internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

					I PLAN TO ATTEND THE ANNUAL MEETING	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

Unless you vote by telephone, or on the Internet please mark, date, sign and return this proxy card for receipt by May 5, 2003.

Dated: ________________, 2003

Signature

Your signature on this proxy card should be exactly the same as the name imprinted hereon.

- FOLD AND DETACH HERE -

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR PROXY CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 - 24 hours a day - 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for any Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposal 2:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

Annual Meeting
May 6, 2003

Admission Ticket

April 4, 2003

To: ConocoPhillips Domestic Employees

On December 14, 1995, the Compensation and Benefits Arrangements Stock Trust (“CBT”) was established for Phillips Petroleum Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 26.8 million shares of ConocoPhillips common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company (“Trustee”).

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from certain domestic and foreign employees of ConocoPhillips and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the Voting Direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee’s vote of approximately 95 percent of the 26.8 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 26.8 million shares in the CBT, combined with the shares held in the plans sponsored by ConocoPhillips and its subsidiaries, give employees a strong voice in the direction of our Company.

ConocoPhillips

Enclosure

I direct that my allocated portion of domestic shares held in the CBT, which includes shares representing the interests of employees who fail to give voting
directions, be voted by the Trustee as follows:	Please mark your votes as indicated in this example	[X]

The Board of Directors recommends votes FOR proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS	FOR	☐	WITHHOLD FOR ALL	☐	Proposal 2 - RATIFICATION OF APPOINTMENT OF	By checking the box to the right, I consent to future delivery of	☐
					INDEPENDENT AUDITORS	annual reports, proxy statements, prospectuses and other materials and shareholder communications
01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	04 Victoria J. Tschinkel 05 Kathryn C. Turner	FOR ☐	AGAINST ☐	ABSTAIN ☐	electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

					I PLAN TO ATTEND THE ANNUAL MEETING	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 5, 2003.

Dated: _______________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

* FOLD AND DETACH HERE *

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA,
PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 5, 2003. IF YOU VOTE
BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposal 2:	You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CBT DOMESTIC CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003
COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Compensation and Benefits Arrangements Stock Trust (“CBT”), vote all shares of ConocoPhillips common stock (described on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee’s vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing and returning this Voting Direction card or NOT voting by telephone. If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this card by May 5, 2003, if you do not fill in any boxes or if you return this card unsigned, and if you do not vote by telephone on or before May 5, 2003, the Trustee will conclusively presume that you have rejected your appointment as a directing fiduciary and any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

     This package contains your confidential Voting Direction card to instruct the Trustee of the CBT how to vote shares of ConocoPhillips common stock described on the back of the card.

     Also enclosed is the Company’s Notice and Proxy Statement for the 2003 Annual Meeting. The Company’s 2002 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:

Your telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction.

Telephone 1-800-435-6710	Mail

Call toll-free 1-800-435-6710 on or
before May 5, 2003, on a touch-tone
telephone in the United States,
Puerto Rico or Canada, and follow
the instructions on the reverse
side. There is NO CHARGE to
you for this call.	OR	Mark, sign and date your Voting
Direction and return it promptly in
the enclosed envelope for receipt
by May 5, 2003. If you are outside
the United States, Puerto Rico or
Canada, you must return your Voting
Direction card by mail to vote.

PLEASE VOTE

Employees who direct the CBT Trustee how to vote shares held by this trust have an important voice in matters which affect ConocoPhillips.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows: ________ ________ ________ ________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2

Proposal 1 — ELECTION OF CLASS I DIRECTORS	FOR [ ]	WITHHOLD [ ] FOR ALL	Proposal 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	Please disregard if you have previously provided your consent decision.

01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	04 Victoria J. Tschinkel 05 Kathryn C. Turner	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	[ ]

WITHHELD FOR (Write nominee name(s) in the space provided below):

	I PLAN TO ATTEND THE ANNUAL MEETING	[ ]

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated , 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.
CPSP

PLEASE VOTE

* FOLD AND DETACH HERE *

     B

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2003. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposal 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposal 2:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CPSP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:

Your telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction.

Telephone 1-800-435-6710	Mail

Call toll-free 1-800-435-6710 on or
before May 1, 2003, on a touch-tone
telephone in the United States,
Puerto Rico or Canada, and follow
the instructions on the reverse
side. There is NO CHARGE to you for this
call.	OR	Mark, sign and date your
Voting Direction and return it
promptly in the enclosed envelope
for receipt by May 1, 2003.
If you are outside the United
States, Puerto Rico or Canada,
you must return your Voting Direction card by mail to vote.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the CPSP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

* FOLD AND DETACH HERE *

I direct that shares representing my part of the Conoco Thrift Plan be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

CPSP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

CONOCO THRIFT PLAN
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that J.P. Morgan Chase Bank, Trustee of the Thrift Plan for Employees of Conoco Inc. (“Conoco Thrift Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, J.P. Morgan Chase Bank, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the Conoco Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Conoco Thrift Plan be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

* FOLD AND DETACH HERE *

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2003. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.
Proposal 2:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CONOCO THRIFT PLAN
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that J.P. Morgan Chase Bank, Trustee of the Thrift Plan for Employees of Conoco Inc. (“Conoco Thrift Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, J.P. Morgan Chase Bank, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the Conoco Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:

Your telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction.

Telephone 1-800-435-6710	Mail

Call toll-free 1-800-435-6710 on
or before May 1, 2003, on a
touch-tone telephone in the
United States, Puerto Rico or
Canada, and follow the
instructions on the reverse
side. There is NO CHARGE to
you for this call.	OR	Mark, sign and date your Voting
Direction and return it promptly
in the enclosed envelope for
receipt by May 1, 2003. If you
are outside the United States,
Puerto Rico or Canada, you must
return your Voting Direction
card by mail to vote.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the Conoco Thrift Plan be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

CTP

PLEASE VOTE

* FOLD AND DETACH HERE *

I direct that my pro rata portion of all shares of stock representing the interest of Conoco Thrift Plan participants who fail to give voting direction be voted by the Trustee as follows:

__________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

CONOCO THRIFT PLAN
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that J.P. Morgan Chase Bank, Trustee of the Thrift Plan for Employees of Conoco Inc. (“Conoco Thrift Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, J.P. Morgan Chase Bank, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the Conoco Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

CONOCO THRIFT PLAN
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that J.P. Morgan Chase Bank, Trustee of the Conoco Thrift Plan of ConocoPhillips (“Conoco Thrift Plan”) vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the Conoco Thrift Plan that I become a fiduciary of the Conoco Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Conoco Thrift Plan when giving directions for voting shares not representing my part of the Conoco Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on pages 25 and 26 of the Conoco Thrift Summary Plan Description/Prospectus dated January 1, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the CPSP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

CPSP

PLEASE VOTE

* FOLD AND DETACH HERE *

I direct that my pro rata portion of (1) all unallocated shares of stock in the Company Stock Fund and (2) all shares of stock representing the interest of CPSP participants who fail to give voting direction be voted by the Trustee as follows:

__________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

CPSPF

PLEASE VOTE

CPSP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside,13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the CPSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

CPSP
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Savings Plan (“CPSP”) vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CPSP that I become a fiduciary of the CPSP for voting such shares; that I must act in the best interests of all participants of the CPSP when giving directions for voting shares not representing my part of the CPSP; that I have read and understand my duties as a fiduciary as they are described on pages 33 and 34 of the CPSP Summary Plan Description/Prospectus dated January 1, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the Conoco Retail Thrift Plan be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

I direct that my pro rata portion of all shares of stock representing the interest of Conoco Retail Thrift Plan participants who fail to give voting directions be voted by the Trustee as follows.

__________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

CONOCO RETAIL THRIFT PLAN
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that J.P. Morgan Chase Bank, Trustee of the Thrift Plan for Retail Employees of Conoco Inc. (“Conoco Retail Thrift Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, J.P. Morgan Chase Bank, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the Conoco Retail Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

CONOCO RETAIL THRIFT PLAN
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that J.P. Morgan Chase Bank, Trustee of the Conoco Retail Thrift Plan of ConocoPhillips (“Conoco Retail Thrift Plan”) vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

      I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the Conoco Retail Thrift Plan that I become a fiduciary of the Conoco Retail Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Conoco Retail Thrift Plan when giving directions for voting shares not representing my part of the Conoco Retail Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 21 of the Conoco Retail Thrift Plan Summary Plan Description/Prospectus dated January 1, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the SSP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

* FOLD AND DETACH HERE *

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2003. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.
Proposal 2:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

SSP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders
May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“SSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 6, 2003.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares representing your part of the SSP will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

     This package contains your confidential Voting Direction card to instruct the Trustee of the SSP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the SSP.

     Also enclosed is the Company’s Notice and Proxy Statement for the 2003 Annual Meeting. The Company’s 2002 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:

Your telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction card.

Telephone 1-800-435-6710	Mail

Call toll-free 1-800-435-6710 on
or before May 1, 2003, on a
touch-tone telephone in the
United States, Puerto Rico or
Canada, and follow the
instructions on the reverse
side. There is NO CHARGE to you
for this call.	OR	Mark, sign and date your Voting
Direction and return it promptly
in the enclosed envelope for
receipt by May 1, 2003. If you
are outside the United States,
Puerto Rico or Canada, you must
return your Voting Direction
card by mail to vote.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the SSP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

SSP

PLEASE VOTE

* FOLD AND DETACH HERE *

I direct that my pro rata portion of all shares of stock representing the interest of SSP participants who fail to give a voting direction be voted by the Trustee as follows:

__________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

SSPF

PLEASE VOTE

SSP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“SSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the SSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

SSP
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the ConocoPhillips Store Savings Plan (“SSP”) vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the SSP that I become a fiduciary of the SSP for voting such shares; that I must act in the best interests of all participants of the SSP when giving directions for voting shares not representing my part of the SSP; that I have read and understand my duties as a fiduciary as they are described on page 11 of the SSP Summary Plan Description/Prospectus dated January 1, 2003; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the RSP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

I direct that my pro rata portion of all shares of stock representing the interest of RSP participants who fail to give voting directions be voted by the Trustee as follows:

__________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

RSP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

      The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of Phillips Petroleum Company (“RSP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the RSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

RSP
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

      The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of Phillips Petroleum Company (“RSP”) vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

      I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the RSP that I become a fiduciary of the RSP for voting such shares; that I must act in the best interests of all participants of the RSP when giving directions for voting shares not representing my part of the RSP; that I have read and understand my duties as a fiduciary as they are described on page 9 of the RSP Summary Plan Description/Prospectus dated August 2002; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the CAP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

* FOLD AND DETACH HERE *

I direct that my pro rata portion of all shares of stock representing the interest of CAP participants who fail to give a voting direction be voted by the Trustee as follows:

__________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:___________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

PLEASE VOTE

CAP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan (“CAP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the CAP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your Voting Direction card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

CAP
CONFIDENTIAL FIDUCIARY VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan (“CAP”) vote all shares of ConocoPhillips common stock (as directed on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     I understand that by electing to direct the Trustee’s vote of shares which do not represent my own part of the CAP that I become a fiduciary of the CAP for voting such shares; that I must act in the best interests of all participants of the CAP when giving directions for voting shares not representing my part of the CAP; that I have read and understand my duties as a fiduciary as they are described on page 8 of the CAP Summary of Material Modifications dated September 14, 2001; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this Voting Direction card or NOT voting by telephone.

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF TWO WAYS:

1.	Call toll-free 1-800-435-6710 on or before May 1, 2003, on a touch-tone telephone in the United States, Puerto Rico or Canada. There is NO CHARGE to you for this call.

or

2.	Mark, sign and date your card and return promptly in the enclosed envelope for receipt by May 1, 2003. If you are outside the United States, Puerto Rico or Canada, you must return your Voting Direction card by mail to vote.

This Voting Direction is continued on the reverse side

I direct that shares representing my part of the CAP be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

* FOLD AND DETACH HERE *

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2003. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.
Proposal 2:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CAP
CONFIDENTIAL VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders May 6, 2003

     The undersigned hereby directs that Vanguard Fiduciary Trust Company, Trustee of the Tosco Corporation Capital Accumulation Plan (“CAP”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Vanguard Fiduciary Trust Company, does not receive this Voting Direction card by May 1, 2003, if you do not fill in any boxes on the back of this card, if you return this card unsigned, and if you do not vote by telephone on or before May 1, 2003, any shares in the CAP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

     This package contains your confidential Voting Direction card to instruct the Trustee of the CAP how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the CAP.

     Also enclosed is the Company’s Notice and Proxy Statement for the Annual Meeting. The Company’s 2002 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

ConocoPhillips has acknowledged and agreed to honor the confidentiality of your voting instructions to the Trustee. The Trustee will keep your voting instructions confidential.

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:

Your telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction.

Telephone 1-800-435-6710	Mail

Call toll-free 1-800-435-6710 on
or before May 1, 2003, on a
touch-tone telephone in the
United States, Puerto Rico or
Canada, and follow the
instructions on the reverse
side. There is NO CHARGE to you
for this call.	OR	Mark, sign and date your Voting
Direction and return it promptly
in the enclosed envelope for
receipt by May 1, 2003. If you
are outside the United States,
Puerto Rico or Canada, you must
return your Voting Direction
card by mail to vote.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail regardless of your election.

IMPORTANT VOTING INSTRUCTIONS

     This package contains your confidential Voting Direction cards to instruct the Trustee how to vote shares of ConocoPhillips common stock described on the enclosed cards. The voting will take place at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 5, 2003, at 10:30 a.m.

     Also enclosed in the Company’s Notice and Proxy Statement for the 2003 Annual Meeting. The Company’s 2002 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting cards that apply to you are enclosed.

YOUR VOTE IS IMPORTANT!

Participants who direct the Trustee how to vote shares held by the plan identified on the voting card have an important voice in matters which affect ConocoPhillips.

You can vote in one of two ways:

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE MAY 1, 2003. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD(S) BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated in the box on the Voting Direction card.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;

To WITHHOLD FOR ALL nominees, press 2;

To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

Proposal 2:	You may make your selection at any time.

To vote FOR, press 1;

To vote AGAINST, press 2;

To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

OR

MARK, SIGN AND DATE YOUR CARD(S) AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. CARD(S) MUST BE RECEIVED BY MAY 1, 2003. IF YOU ARE OUTSIDE THE UNITED STATES, PUERTO RICO OR CANADA, YOU MUST RETURN YOUR VOTING DIRECTION CARD BY MAIL TO VOTE.

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

I direct that shares representing my part of the Canadian Plan be voted by the Trustee as follows: __________________ __________________ __________________ __________________	Please mark your votes as indicated in this example	☒

The Board of Directors recommends votes FOR Proposals 1 and 2	Please disregard if you have previously provided your consent decision.

Proposal 1 - ELECTION OF CLASS I DIRECTORS 01 Richard H. Auchinleck 02 William K. Reilly 03 Randall L. Tobias	WITHHOLD FOR ☐ FOR ALL ☐ 04 Victoria J. Tschinkel 05 Kathryn C. Turner	Proposal 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR AGAINST ABSTAIN ☐ ☐ ☐	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	☐

WITHHELD FOR (Write nominee name(s) in the space provided below):

			I PLAN TO ATTEND THE ANNUAL MEETING	☐

Unless you vote by telephone, please mark, date, sign and return this Voting Direction card for receipt by May 1, 2003.

Dated:_________________________________, 2003

Signature

Your signature on this Voting Direction card should be exactly the same as the name imprinted hereon.

* FOLD AND DETACH HERE *

IF YOU WISH TO VOTE BY TELEPHONE IN THE UNITED STATES, PUERTO RICO OR CANADA, PLEASE FOLLOW THE INSTRUCTIONS BELOW ON OR BEFORE APRIL 29, 2003. IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR CARD BY MAIL.

HAVE YOUR VOTING DIRECTION CARD IN HAND.

TO VOTE BY PHONE THROUGH OUR TABULATOR, MELLON INVESTOR SERVICES LLC:

•	On a touch-tone telephone call Toll Free 1-800-435-6710 — 24 hours a day — 7 days a week.

•	Enter your eleven-digit Control Number which is indicated below.

Option 1: To vote as the Board of Directors recommends, press 1. If you wish to vote separately for either Proposal, press 0.

When you press 1, your vote will be confirmed and cast as you directed. END OF CALL

Option 2: If you choose to vote separately for Proposals 1 or 2, you will hear the following instructions:

Proposal 1:	To VOTE FOR ALL nominees, press 1;
To WITHHOLD FOR ALL nominees, press 2;
To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.
Proposal 2:	You may make your selection at any time.
To vote FOR, press 1;
To vote AGAINST, press 2;
To ABSTAIN, press 0.

Your vote will be repeated and you will have an opportunity to confirm it.

THANK YOU FOR VOTING

CANADIAN PLAN
VOTING DIRECTION
ConocoPhillips Annual Meeting of Stockholders
May 6, 2003

     The undersigned hereby directs that Canada Trust Company, Trustee of the ConocoPhillips Canada Employee Stock Ownership Plan (the “Canadian Plan”) vote all shares of ConocoPhillips common stock (as set out on the back of this Voting Direction card) at the ConocoPhillips Annual Meeting of Stockholders to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas, on May 6, 2003, at 10:30 a.m., and any adjournment thereof, in the manner indicated on the back of this card as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Proxy Statement and the Company’s Notice of the Annual Meeting on May 6, 2003.

     If Mellon Investor Services LLC, the Tabulator for the Trustee, Canada Trust Company, does not receive this Voting Direction card by April 29, 2003, if you do not fill in any boxes, if you return this card unsigned, and if you do not vote by telephone on or before April 29, 2003, any shares representing your part of the Canadian Plan will be voted by the Trustee in the same proportion as the shares for which the Trustee has received instructions.

     This package contains your Voting Direction card to instruct the Trustee of the Canadian Plan how to vote shares of ConocoPhillips common stock described on the back of the card below representing your interest in the Canadian Plan.

     Also enclosed is the Company’s Notice and Proxy Statement for the 2003 Annual Meeting. The Company’s 2002 Annual Report was delivered to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Canada Trust Company) should vote.

This Voting Direction is continued on the reverse side

* FOLD AND DETACH HERE *

YOUR VOTE IS IMPORTANT!
You can vote in one of two ways:

Your telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Direction.

Telephone 1-800-435-6710	Mail

Call toll-free 1-800-435-6710 on
or before April 29, 2003, on a
touch-tone telephone in the
United States, Puerto Rico or
Canada, and follow the
instructions on the reverse
side. There is NO CHARGE to you
for this call.	OR	Mark, sign and date your Voting
Direction and return it promptly
in the enclosed envelope for
receipt by April 29, 2003. If
you are outside the United
States, Puerto Rico or Canada,
you must return your Voting
Direction card by mail to vote.

PLEASE VOTE

In order to reduce the costs associated with producing and mailing your Annual Report and Proxy Statement in future years, we urge you to elect on your Voting Direction card that you would like to view your Annual Report and Proxy Statement electronically via the Internet. Your election can be revoked at any time by calling 1-800-356-0066. You will continue to receive your Voting Direction card in the mail, regardless of your election.

Mourant ECS Trustees Limited

Date: April 4, 2003

To: Participants in the Conoco Employee Share Ownership Plan

Dear Participant,

Enclosed is notice of the Annual Meeting of ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of the Conoco Employee Share Ownership Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than April 30, 2003.

Yours faithfully
MOURANT ECS TRUSTEES LIMITED

P.O. Box 1310, 5th Floor, Mondial House, 102 George Street, Croydon CR9 1TQ, ENGLAND Tel 020 8667 4000

THE CONOCO EMPLOYEE SHARE OWNERSHIP PLAN
VOTING INSTRUCTION FORM
Should you wish to vote, please complete and return this entire form.

I, the undersigned being a participant in the Plan, hereby instruct Mourant ECS Trustees Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of ConocoPhillips held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Board of Directors recommends a vote FOR Proposals 1 and 2

	FOR	WITHHOLD FOR ALL
Proposal 1 — ELECTION OF
CLASS I DIRECTORS	☐	☐

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN

Proposal 2 — RATIFICATION OF
APPOINTMENT OF	☐	☐	☐
INDEPENDENT AUDITORS

NAME (in block capitals please)

SIGNATURE

DATE

NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than April 30, 2003.

Mourant ECS Trustees Limited

Date: April 4, 2003

To: Participants in the Phillips Petroleum Company United Kingdom Limited Share Incentive Plan

Dear Participant,

Enclosed is notice of the Annual Meeting of ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of the Phillips Petroleum Company United Kingdom Limited Share Incentive Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than April 30, 2003.

Yours faithfully
MOURANT ECS TRUSTEES LIMITED

P.O. Box 1310, 5th Floor, Mondial House, 102 George Street, Croydon CR9 1TQ, ENGLAND Tel 020 8667 4000

THE PHILLIPS PETROLEUM COMPANY UNITED KINGDOM LIMITED
SHARE INCENTIVE PLAN
VOTING INSTRUCTION FORM
Should you wish to vote, please complete and return this entire form.

I, the undersigned being a participant in the Plan, hereby instruct Mourant ECS Trustees Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of ConocoPhillips held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Board of Directors recommends a vote FOR Proposals 1 and 2

Proposal 1 — ELECTION OF	FOR	WITHHOLD FOR ALL
CLASS I DIRECTORS	☐	☐

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN

Proposal 2 — RATIFICATION OF
APPOINTMENT OF	☐	☐	☐
INDEPENDENT AUDITORS

NAME (in block capitals please)

SIGNATURE

DATE

NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than April 30, 2003.

Mourant ECS Trustees Limited

Date: April 4, 2003

To:  Participants in the Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited

Dear Participant,

Enclosed is a notice of the Annual Meeting of ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of The Employee Share Allocation Scheme of Phillips Petroleum Company United Kingdom Limited is the registered holder of the shares and has the right to attend and vote at the Annual Meeting of Stockholders of ConocoPhillips to be held on May 6, 2003. However, you are requested to instruct the Trustee on how to vote on the resolutions to be proposed at the meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than April 30, 2003.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Scheme’s voting will also be used to vote a portion of the ConocoPhillips Compensation and Benefits Stock Arrangement Trust.

Yours faithfully
MOURANT ECS TRUSTEES LIMITED

P.O. Box 1310, 5th Floor, Mondial House, 102 George Street, Croydon CR9 1TQ, ENGLAND Tel 020 8667 4000

THE EMPLOYEE SHARE ALLOCATION SCHEME OF
PHILLIPS PETROLEUM COMPANY UNITED KINGDOM LIMITED

BALLOT PAPER
Should you wish to vote, please complete and return this entire form.

I, the undersigned being a participant in the Scheme, hereby instruct Mourant ECS Trustees Limited (the Trustee of the Scheme) to vote or cause to be voted any Common Stock of ConocoPhillips held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Board of Directors recommends a vote FOR Proposals 1 and 2

Proposal 1 — ELECTION OF	FOR	WITHHOLD FOR ALL
CLASS I DIRECTORS	☐	☐

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN

Proposal 2 — RATIFICATION OF
APPOINTMENT OF	☐	☐	☐
INDEPENDENT AUDITORS

NAME (in block capitals please)

SIGNATURE

DATE

NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-paid envelope or personally returned to the locked ballot box to reach the Trustee no later than April 30, 2003.

3.	If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Scheme’s voting will also be used to vote a portion of the ConocoPhillips Compensation and Benefits Stock Arrangement Trust.

Mourant ECS Trustees Limited

Date: April 4, 2003

To:	Participants in the Conoco Stock Ownership Plan

Dear Participant,

Enclosed is a notice of the Annual Meeting of ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of The Conoco Stock Ownership Plan is the registered holder of the shares and has the right to attend and vote at the Annual Meeting of Stockholders of ConocoPhillips to be held on May 6, 2003. However, you are requested to instruct the Trustee on how to vote on the resolutions to be proposed at the meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than April 30, 2003.

Yours faithfully
MOURANT ECS TRUSTEES LIMITED

P.O. Box 1310, 5th Floor, Mondial House, 102 George Street, Croydon CR9 1TQ, ENGLAND Tel 020 8667 4000

THE CONOCO STOCK OWNERSHIP PLAN

BALLOT PAPER
Should you wish to vote, please complete and return this entire form.

I, the undersigned being a participant in the Plan, hereby instruct Mourant ECS Trustees Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of ConocoPhillips held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Board of Directors recommends a vote FOR Proposals 1 and 2

	FOR	WITHHOLD FOR ALL
Proposal 1 — ELECTION OF
CLASS I DIRECTORS	☐	☐

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN

Proposal 2 — RATIFICATION OF
APPOINTMENT OF	☐	☐	☐
INDEPENDENT AUDITORS

NAME (in block capitals please)

SIGNATURE

DATE

NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-paid envelope or personally returned to the locked ballot box to reach the Trustee no later than April 30, 2003.

INPC ESOP Trustee Limited

Date: April 4, 2003

To:	Participants in the INPC Employee Share Ownership Trust

Dear Participant,

Enclosed is a notice of the Annual Meeting of ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of the INPC Employee Share Ownership Trust is the registered holder of the shares and has the right to attend and vote at the Annual Meeting of Stockholders of ConocoPhillips to be held on May 6, 2003. However, you are requested to instruct the Trustee on how to vote on the resolutions to be proposed at the meeting. If you wish to do so, you should complete the enclosed Ballot Paper at each location and return it, using the enclosed pre-paid envelope, or by personally delivering it to the locked ballot box, to reach the Trustee at INPC’s office by not later than April 30, 2003.

Each Participant shall get only one (1) vote. The Trustee will vote all shares in the same way and same proportions as those for which the Trustee receives directions from Participants.

Yours faithfully

INPC ESOP Trustee

Whitegate, Midleton, County Cork, Ireland, Tel. 353-21-462-2212 Reg. in Ireland Number 345315

INPC Employee Share Ownership Trust

BALLOT PAPER
Should you wish to vote, please complete and return this entire form.

Being a Participant in the Trust, I hereby instruct INPC ESOP Trustee Limited (the Trustee of the Trust) to vote or cause to be voted my notionally allocated portion of any Common Stock of ConocoPhillips held by them and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST. DO NOT SIGN OR MAKE ANY OTHER MARK ON THIS BALLOT PAPER OR YOUR BALLOT WILL BE REJECTED AND YOUR VOTE WILL NOT BE COUNTED.

The Board of Directors recommends a vote FOR Proposals 1 and 2

	FOR	WITHHOLD FOR ALL
Proposal 1 — ELECTION OF
CLASS I DIRECTORS	☐	☐

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN

Proposal 2 — RATIFICATION OF	☐	☐	☐
APPOINTMENT OF
INDEPENDENT AUDITORS

NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-paid envelope or personally returned to the locked ballot box to reach the Trustee no later than April 30, 2003.

3.	Any mark on this ballot or mailing envelope other than marking the boxes provided, will render this ballot invalid.

4.	Each Participant shall get only one (1) vote. The Trustee will vote all shares in the same way and same proportions as those for which the Trustee receives directions from other Participants.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO CONOCOPHILLIPS OR ANY OF ITS SUBSIDIARY COMPANIES.

English Version of German Letter

Hill Samuel Offshore Trust Company Limited

Date:	April 4, 2003

To:	Participants in the ConocoPhillips Overseas Stock Savings Plan (Emden-Germany)

Dear Participant,

Enclosed is notice of the Annual Meeting of the ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than April 30, 2003.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan’s voting will also be used to vote a portion of the ConocoPhillips Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.

Yours faithfully
HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

CONOCOPHILLIPS OVERSEAS
STOCK SAVINGS PLAN (EMDEN-GERMANY)
VOTING INSTRUCTION FORM
Should you wish to vote, please complete and return this entire form.

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of ConocoPhillips held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Board of Directors recommends a vote FOR Proposals 1 and 2

	FOR	WITHHOLD FOR ALL
Proposal 1 — ELECTION OF CLASS I DIRECTORS	☐	☐

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN
Proposal 2 — RATIFICATION OF	☐	☐	☐
APPOINTMENT OF
INDEPENDENT AUDITORS

NAME (in block capitals please)

SIGNATURE

DATE

     NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than April 30, 2003.

3.	If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan’s voting will also be used to vote a portion of the ConocoPhillips Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO CONOCOPHILLIPS OR ANY OF ITS SUBSIDIARY COMPANIES.

English Version of Norwegian Letter

Hill Samuel Offshore Trust Company Limited

Date:	April 4, 2003

To:	Participants in the ConocoPhillips Overseas Stock Savings Plan (Norway)

Dear Participant,

Enclosed is notice of the Annual Meeting of the ConocoPhillips Stockholders to be held on May 6, 2003 and proxy statement. Also enclosed is ConocoPhillips’ 2002 Annual Report.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than April 30, 2003.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan’s voting will also be used to vote a portion of the ConocoPhillips Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.

Yours faithfully
HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

CONOCOPHILLIPS OVERSEAS
STOCK SAVINGS PLAN (NORWAY)
VOTING INSTRUCTION FORM
Should you wish to vote, please complete and return this entire form.

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of ConocoPhillips held by them on my behalf and entitled to vote at the Annual Meeting of Stockholders to be held on May 6, 2003 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Board of Directors recommends a vote FOR Proposals 1 and 2

	FOR	WITHHOLD FOR ALL
Proposal 1 — ELECTION OF	☐	☐
CLASS I DIRECTORS

01 Richard H. Auchinleck
02 William K. Reilly
03 Randall L. Tobias
04 Victoria J. Tschinkel
05 Kathryn C. Turner

WITHHELD FOR (Write nominee name(s) in the space provided below):

	FOR	AGAINST	ABSTAIN

Proposal 2 — RATIFICATION OF	☐	☐	☐
APPOINTMENT OF INDEPENDENT
AUDITORS

NAME (in block capitals please)

SIGNATURE

DATE

NOTES:

1.	Full details of the items are contained in the enclosed proxy statement.

2.	To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than April 30, 2003.

3.	If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan’s voting will also be used to vote a portion of the ConocoPhillips Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO CONOCOPHILLIPS OR ANY OF ITS SUBSIDIARY COMPANIES.